                                                                [EXECUTION COPY]

                                                                     EXHIBIT 4.8


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                              AMENDED AND RESTATED

                                 TRUST AGREEMENT

                                      among

                                PPL CORPORATION,

     as Depositor, Trust Securities Guarantor and Common Securities Holder,

                           PPL CAPITAL FUNDING, INC.,
                          as Subordinated Notes Issuer

                            THE CHASE MANHATTAN BANK,
                              as Property Trustee,

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION

                              as Delaware Trustee,

                    THE ADMINISTRATIVE TRUSTEES NAMED HEREIN

                                       and

                   THE SEVERAL HOLDERS OF THE TRUST SECURITIES

                             Dated as of May 9, 2001

                           PPL CAPITAL FUNDING TRUST I




 ===============================================================================

                           PPL CAPITAL FUNDING TRUST I

              Certain Sections of this Trust Agreement relating to
                         Sections 310 through 318 of the
                          Trust Indenture Act of 1939:

Trust Indenture                                                                                                     Trust Agreement
  Act Section                                                                                                               Section
---------------                                                                                                           ---------
Section 310(a)(1)    .............................................................................................. 8.07
           (a)(2)    .............................................................................................. 8.07
           (a)(3)    .............................................................................................. 8.09
           (a)(4)    .............................................................................................. Not Applicable
           (b)       .............................................................................................. 8.08
Section 311(a)       .............................................................................................. 8.13
           (b)       .............................................................................................. 8.13
Section 312(a)       .............................................................................................. 5.07
           (b)       .............................................................................................. 5.07
           (c)       .............................................................................................. 5.07
Section 313(a)       .............................................................................................. 8.14(a)
           (b)       .............................................................................................. 8.14(a)
           (c)       .............................................................................................. 8.14(a)
           (d)       .............................................................................................. 8.14(b)
Section 314(a)       .............................................................................................. 8.15
           (b)       .............................................................................................. Not Applicable
           (c)(1)    .............................................................................................. 8.16
           (c)(2)    .............................................................................................. 8.16
           (c)(3)    .............................................................................................. Not Applicable
           (d)       .............................................................................................. Not Applicable
           (e)       .............................................................................................. 1.01
Section 315(a)       .............................................................................................. 8.01, 8.03
           (b)       .............................................................................................. 8.02
           (c)       .............................................................................................. 8.01(a)
           (d)       .............................................................................................. 8.01, 8.03
           (e)       .............................................................................................. Not Applicable
Section 316(a)       .............................................................................................. 6.01
           (a)(1)(A) .............................................................................................. 6.01
           (a)(1)(B) .............................................................................................. Not Applicable
           (a)(2)    .............................................................................................. Not Applicable
           (b)       .............................................................................................. Not Applicable
           (c)       .............................................................................................. 6.07
Section 317(a)(1)    .............................................................................................. Not Applicable
           (a)(2)    .............................................................................................. Not Applicable
           (b)       .............................................................................................. 5.09
Section 318(a)       .............................................................................................. 10.10


Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Trust Agreement.

\



                                TABLE OF CONTENTS

                                                     ARTICLE I Defined Terms

Section 1.04.   Definitions.....................................................................................................2

                                               ARTICLE II Continuation of the Trust

Section 2.01.   Name...........................................................................................................11
Section 2.02.   Office of the Delaware Trustee; Principal Place of Business....................................................11
Section 2.03.   Initial Contribution of Trust Property; Organizational Expenses................................................11
Section 2.04.   A.  Issuance of the Preferred Trust Securities.................................................................12
Section 2.04.   B.  Issuance of the CommonTrust Securities.
Section 2.05.   Subscription and Purchase of Subordinated Notes; Issuance of the Common Trust Securities.......................12
Section 2.06.   Declaration of Trust; Appointment of Additional Administrative Trustees........................................12
Section 2.07.   Authorization to Enter into Certain Transactions...............................................................13
Section 2.08.   Assets of Trust................................................................................................16
Section 2.09.   Title to Trust Property........................................................................................16

                                                   ARTICLE III Payment Account

Section 3.01.   Payment Account................................................................................................16

                                               ARTICLE IV Distributions; Redemption

Section 4.01.   Distributions..................................................................................................17
Section 4.02.   A.  Redemption.................................................................................................18
Section 4.02.   B.  Redemption Procedures......................................................................................18
Section 4.03.   Subordination of Common Trust Securities.......................................................................20
Section 4.04.   Payment Procedures.............................................................................................20
Section 4.05.   Tax Returns and Reports........................................................................................21
Section 4.06.   Payments under Indenture.......................................................................................21
Section 4.07.   Initial Remarketing Procedures.................................................................................21
Section 4.08.   Final Remarketing Procedures...................................................................................24

                                             ARTICLE V Trust Securities Certificates

Section 5.01.   Initial Ownership..............................................................................................26
Section 5.02.   The Trust Securities Certificates..............................................................................26
Section 5.03.   Execution and Delivery of Trust Securities Certificates........................................................27
Section 5.04.   Registration of Transfer and Exchange of Trust Securities Certificates.........................................27
Section 5.05.   Mutilated, Destroyed, Lost or Stolen Trust Securities Certificates.............................................28
Section 5.06.   Persons Deemed Securityholders.................................................................................29
Section 5.07.   Access to List of Securityholders' Names and Addresses.........................................................29
Section 5.08.   Maintenance of Office or Agency................................................................................29
Section 5.09.   Appointment of Paying Agent....................................................................................29
Section 5.10.   Ownership of Common Trust Securities by Depositor..............................................................30

Section 5.11.   Definitive Preferred Trust Securities Certificates.............................................................30
Section 5.12.   Book-Entry System..............................................................................................30
Section 5.13.   Rights of Securityholders......................................................................................31
Section 5.14.   Cancellation by Transfer Agent and Registrar...................................................................31

                                       ARTICLE VI Acts of Securityholders; Meetings; Voting

Section 6.01.   Limitations on Voting Rights...................................................................................32
Section 6.02.   Notice of Meetings.............................................................................................33
Section 6.03.   Meetings of Holders of Preferred Trust Securities..............................................................33
Section 6.04.   Voting Rights..................................................................................................34
Section 6.05.   Proxies, etc...................................................................................................34
Section 6.06.   Securityholder Action by Written Consent.......................................................................34
Section 6.07.   Record Date for Voting and Other Purposes......................................................................34
Section 6.08.   Acts of Securityholders........................................................................................34
Section 6.09.   Inspection of Records..........................................................................................35

                   ARTICLE VII Representations and Warranties of the Property Trustee and the Delaware Trustee

Section 7.01.   Property Trustee...............................................................................................36
Section 7.02.   Delaware Trustee...............................................................................................37

                                                    ARTICLE VIII The Trustees

Section 8.01.   Certain Duties and Responsibilities............................................................................37
Section 8.02.   Notice of Defaults.............................................................................................38
Section 8.03.   Certain Rights of Property Trustee.............................................................................39
Section 8.04.   Not Responsible for Recitals or Issuance of Securities.........................................................41
Section 8.05.   May Hold Securities............................................................................................41
Section 8.06.   Compensation; Fees; Indemnity..................................................................................42
Section 8.07.   Certain Trustees Required; Eligibility.........................................................................42
Section 8.08.   Conflicting Interests..........................................................................................43
Section 8.09.   Co-Trustees and Separate Trustee...............................................................................43
Section 8.10.   Resignation and Removal; Appointment of Successor..............................................................44
Section 8.11.   Acceptance of Appointment by Successor.........................................................................46
Section 8.12.   Merger, Conversion, Consolidation or Succession to Business....................................................46
Section 8.13.   Preferential Collection of Claims Against Depositor or Trust...................................................47
Section 8.14.   Reports by Property Trustee....................................................................................47
Section 8.15.   Reports to the Property Trustee................................................................................47
Section 8.16.   Evidence of Compliance With Conditions Precedent...............................................................47
Section 8.17.   Number of Trustees.............................................................................................48
Section 8.18.   Delegation of Power............................................................................................48
Section 8.19.   Fiduciary Duty.................................................................................................48
Section 8.20.   Delaware Trustee...............................................................................................49

                                              ARTICLE IX Dissolution and Liquidation

Section 9.01.   Dissolution Upon Expiration Date...............................................................................49

Section 9.02.   Early Dissolution..............................................................................................49
Section 9.03.   Termination....................................................................................................50
Section 9.04.   Liquidation....................................................................................................50
Section 9.05.   Mergers, Consolidations, Amalgamations or Replacements of the Trust............................................52

                                                ARTICLE X Miscellaneous Provisions

Section 10.01.  Payment of Expenses of the Trust...............................................................................53
Section 10.02.  Limitation of Rights of Securityholders........................................................................53
Section 10.03.  Amendment......................................................................................................53
Section 10.04.  Separability...................................................................................................54
Section 10.05.  Governing Law..................................................................................................54
Section 10.06.  Successors.....................................................................................................55
Section 10.07.  Intention of Parties...........................................................................................55
Section 10.08.  Headings.......................................................................................................55
Section 10.09.  Notice and Demand..............................................................................................55
Section 10.10.  Agreement Not to Petition......................................................................................55
Section 10.11.  Conflict with Trust Indenture Act..............................................................................56
Section 10.12.  Counterparts...................................................................................................56

                                                      S&C Draft of May 4, 2001


                AMENDED AND RESTATED TRUST AGREEMENT, dated as of May 9, 2001, among (i) PPL Corporation, a Pennsylvania corporation as depositor (the "Depositor"), trust securities guarantor (the "Trust Securities Guarantor") and as common securities holder (the "Common Securities Holder"), (ii) PPL Capital Funding, Inc., a Delaware corporation, as subordinated notes issuer, (the "Subordinated Notes Issuer"), (iii) The Chase Manhattan Bank, a New York banking corporation, as trustee (the "Property Trustee" and, in its separate capacity and not in its capacity as Property Trustee, the "Bank"), (iii) Chase Manhattan Bank USA, National Association, a national banking association, as Delaware trustee (the "Delaware Trustee"), (iv) John R. Biggar and James E. Abel, each an individual, and each of whose address is c/o PPL Electric Utilities Corporation, Two North Ninth Street, Allentown, Pennsylvania 18101-1179 (each, an "Administrative Trustee" and collectively, the "Administrative Trustees") (the Property Trustee, the Delaware Trustee and the Administrative Trustees are referred to herein each as a "Trustee" and collectively as the "Trustees"), and
(v) the several Holders, as hereinafter defined.

                                R E C I T A L S:


                The Depositor, the Property Trustee, the Delaware Trustee and James E. Abel, as Administrative Trustee, have heretofore duly created and continued a business trust under the Delaware Business Trust Act by the entering into that certain Trust Agreement, dated as of September 21, 1999 (the "Original Trust Agreement"), as amended by the Removal and Appointment of Trustee and Amendment of Trust Agreement of the Trust, dated as of August 15, 2000, and by the execution and filing with the Secretary of State of the State of Delaware of the Certificate of Trust, dated September 21, 1999, as amended by the Certificate of Amendment to Certificate of Trust, dated May 22, 2000, as amended by the Amended and Restated Certificate of Trust of PPL Capital Funding Trust I, dated as of August 15, 2000, copies of which are attached as Exhibit A (as it may be amended from time to time, the "Certificate of Trust").

                The Trust, the Depositor and the Subordinated Notes Issuer have entered into an Underwriting Agreement dated May 3, 2001 with Morgan Stanley & Co. Incorporated, Credit Suisse First Boston Corporation, First Union Securities, Inc., Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Warburg LLC.

                The parties hereto desire to amend and restate the Original Trust Agreement in its entirety as set forth herein to provide for, among other things, (i) the issuance of the Common Trust Securities and Preferred Trust Securities, as hereinafter defined, by the Trust to the Subordinated Notes Issuer in exchange for the Subordinated Notes, as hereinafter defined, (ii) the sale of the Preferred Trust Securities to the public by the PPL Capital Funding and (iii) the acquisition by the Trust of all of the right, title and interest in the Subordinated Notes, as hereinafter defined.

                NOW THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each party, for the benefit of the other party and for the benefit of the Securityholders, hereby amends and restates the Original Trust Agreement in its entirety and agrees as follows:

                                   ARTICLE I

                                  DEFINED TERMS

                SECTION 1.04. DEFINITIONS. For all purposes of this Trust Agreement, except as otherwise expressly provided or unless the context otherwise requires:

                        (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                        (b) all other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                        (c) unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Trust Agreement; and

                        (d) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Trust Agreement as a whole and not to any particular Article, Section or other subdivision; and

                        (e) the following terms have the meanings given to them in the Purchase Contract Agreement: (i) Applicable Amount, (ii) Applicable Ownership Interest, (iii) Cash Settlement, (iv) Code, (v) Collateral Agent, (vi) Company, (vii) Depositary Participant, (viii) Failed Final Remarketing, (ix) Failed Initial Remarketing, (x) Final Remarketing, (xi) Final Remarketing Date, (xii) Initial Remarketing,
        (xiii) Initial Remarketing Date, (xiv) PEPS Unit, (xv) Pledge Agreement,
        (xvi) Purchase Contract Agent, (xvii) Purchase Contract Settlement Date, (xviii) Quotation Agent, (xix) Remarketing Agent, (xx) Redemption Amount, (xxi) Remarketing Agreement, (xxii) Reset Agent, (xxiii) Reset Announcement Date, (xxiv) Reset Rate, (xxv) Security, (xxvi) Subordinated Notes, (xxvii) Successful Initial Remarketing, (xxviii) Successful Final Remarketing, (xxix) Tax Event Redemption Amount, (xxx) Treasury Portfolio, (xxxi) Treasury Portfolio Purchase Price and (xxxii) Underwriting Agreement.

        "Act" has the meaning specified in Section 6.08.

                "Administrative Trustee" means each of the individuals identified as an "Administrative Trustee" in the preamble to this Trust Agreement solely in their capacities as Administrative Trustees of the Trust and not in their individual capacities, or such trustee's successor in interest in such capacity, or any successor trustee appointed as herein provided.

                "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                "Authorized Officer" means the Chairman of the Board, the President and Vice President, the Treasurer, any Assistant Treasurer or any other officer or agent of the Depositor duly authorized by the Board of Directors to act in respect of matters relating to this Trust Agreement.

                "Bank" has the meaning specified in the preamble to this Trust Agreement.

                "Bankruptcy Event" means, with respect to any Person:

                        (i) the entry of a decree or order by a court having jurisdiction in the premises judging such Person a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjudication or composition of or in respect of such Person under Federal bankruptcy law or any other applicable Federal or state law, or appointing a receiver, liquidator, assignee, trustee, sequestrator or other similar official of such Person or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

                        (ii) the institution by such Person of proceedings to be adjudicated a bankrupt or insolvent, or of the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under Federal bankruptcy law or any other applicable Federal or state law, or the consent by it to the filing of such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator or similar official of such Person or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due.

                "Bankruptcy Laws" has the meaning specified in Section 10.09.

                "Business Day" means a day other than (x) a Saturday or a Sunday, (y) a day on which banks in New York, New York are authorized or obligated by law or executive order to remain closed or (z) a day on which the Property Trustee's Corporate Trust Office or the Subordinated Notes Trustee's principal corporate trust office is closed for business.

                "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation. A reference to a specific section of the Code refers not only to such specific section but also to any corresponding provision of any federal tax statute enacted after the date of this Trust Agreement, as such specific section or corresponding provision is in effect on the date of application of the provisions of this Trust Agreement containing such reference.

                "Certificate of Trust" has the meaning specified the recitals hereof.

                "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act.

                "Closing Date" means the date of execution and delivery of this Trust Agreement.

                "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                "Common Trust Securities Certificate" means a certificate evidencing ownership of Common Trust Securities, substantially in the form attached as Exhibit B.

                "Common Trust Security" means a security representing an undivided beneficial interest in the assets of the Trust having a Liquidation Amount of $25 and having the rights provided therefor in this Trust Agreement, including the right to receive Distributions, Subordinated Notes and a Liquidation Distribution as provided herein.

                "Corporate Trust Office" means the principal corporate trust office of the Property Trustee located in New York, New York which at the date of execution of this Trust Agreement is located at 450 West 33rd Street, 15th Floor, New York, New York 10001.

                "Covered Person" means: (a) any officer, director, shareholder, partner, member, representative, employee or agent of the Trust or the Trust's Affiliates; and (b) any Holder of Trust Securities.

                "Custodial Agent" has the meaning specified in the Pledge Agreement.

                "Definitive Preferred Trust Securities Certificates" means Preferred Trust Securities Certificates issued in certificated, fully registered form as provided in Section 5.11.

                "Delaware Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq., as it may be amended from time to time.

                "Delaware Trustee" means the banking association identified as the "Delaware Trustee" in the preamble to this Trust Agreement solely in its capacity as Delaware Trustee of the Trust and not in its individual capacity, or its successor in interest in such capacity, or any successor trustee appointed in such capacity as herein provided.

                "Depositary" shall mean, with respect to Trust Securities issuable in whole or in part in the form of one or more Global Securities, a clearing agency registered under the Exchange Act that is designated to act as depositary for such Securities, and initially shall be The Depository Trust Company.

                "Depositary Participant" shall mean a member of, or participant in, the Depositary.

                "Depositor" has the meaning specified in the preamble to this Trust Agreement and includes PPL Corporation, in its capacity as Holder of the Common Trust Securities, and its successors.

                "Distribution Date" has the meaning specified in Section
4.01(a).

                "Distributions" means amounts payable in respect of the Trust Securities as provided in Section 4.01.

                "Early Termination Event" has the meaning specified in Section 9.02.

                "Event of Default" means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                        (i) the occurrence of a Subordinated Note Event of Default; or

                        (ii) default by the Trust in the payment of any Distribution when it becomes due and payable, and continuation of such default for a period of 30 days; or

                        (iii) default by the Trust in the payment of any Redemption Price, plus accumulated and unpaid Distributions, of any Trust Security when it becomes due and payable; or

                        (iv) default in the performance, or breach, in any material respect, of any covenant or warranty of the Trustees in this Trust Agreement (other than a covenant or warranty a default in whose performance or breach is specifically dealt with in clause (ii) or (iii), above) and continuation of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Trust, the defaulting trustee and the Depositor by the Holders of at least 25% in Liquidation Amount of the Outstanding Preferred Trust Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                        (v) the occurrence of a Bankruptcy Event with respect to the Trust.

                "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                "Expiration Date" shall have the meaning specified in Section 9.01.

                "Global Security" shall mean a global Preferred Security Certificate registered in the name of a Depositary or its nominee.

                "Holder" shall mean any holder of Preferred Trust Securities or Common Securities, as registered on the books and records of the Trust, such holder being a beneficial owner within the meaning of the Business Trust Act, provided that in determining whether the

Holders of the requisite liquidation amount of the Preferred Securities have voted on any matter provided for in this Agreement, then for the purpose of such determination only (and not for any other purpose hereunder), if the Preferred Trust Securities remain in the form of one or more Global Securities and if the Depositary that is the holder of such Global Securities has sent an omnibus proxy to the Depositary Participants to whose accounts the Preferred Trust Securities are credited on the record date, the term of "Holders" shall mean the Depositary Participants acting at the direction of the Beneficial Owners.

                "Indemnified Person" means any Trustee, any Affiliate of any Trustee, or any officer, director, shareholder, member, partners, employee, representative or agent of any Trustee, or any employee or agent of the Trust or its Affiliates.

                "Interest Payment Date" shall have the meaning set forth in
Section 4.01(b).

                "Investment Company Act" means the Investment Company Act of 1940, as amended.

                "Lien" means any lien, pledge, charge, encumbrance, mortgage, deed of trust, adverse ownership interest, hypothecation, assignment, security interest or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever.

                "Like Amount" means (i) Trust Securities having a Liquidation Amount equal to the principal amount of Subordinated Notes to be contemporaneously redeemed in accordance with the Subordinated Indenture and the proceeds of which will be used to pay the Redemption Price of such Trust Securities plus accumulated and unpaid Distributions to the date of such payment and (ii) Subordinated Notes having a principal amount equal to the Liquidation Amount of the Trust Securities of the Holders to which such Subordinated Notes are distributed.

                "Liquidation Amount" means the stated amount of $25 per Trust Security.

                "Liquidation Date" means the date on which Subordinated Notes are to be distributed to Holders of Trust Securities in connection with a dissolution and liquidation of the Trust pursuant to Section 9.04.

                        "Liquidation Distribution" has the meaning specified in
Section 9.04(e).

                "Offer" has the meaning specified in Section 2.07(c).

                "Officer's Certificate" means a certificate signed by an Authorized Officer of the Depositor and delivered to the appropriate Trustee. Any officer signing an Officer's Certificate given pursuant to Section 8.16 shall be the principal executive, financial or accounting officer of the Depositor. Any Officer's Certificate delivered with respect to compliance with a condition or covenant provided for in this Trust Agreement shall include:

                        (a) a statement that the officer signing the Officer's Certificate has read the covenant or condition and the definitions relating thereto;

                        (b) a brief statement of the nature and scope of the examination or investigation undertaken by such officer in rendering the Officer's Certificate;

                        (c) a statement that such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                        (d) a statement as to whether, in the opinion of such officer, such condition or covenant has been complied with.

                "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Trust, the Property Trustee, the Delaware Trustee or the Depositor, and who shall be reasonably acceptable to the Property Trustee. Any Opinion of Counsel delivered with respect to compliance with a condition or covenant provided for in this Trust Agreement shall include statements comparable to the statements referred to in the definition of "Officer's Certificate" herein.

                "Original Trust Agreement" has the meaning specified in the recitals to this Trust Agreement.

                "Outstanding," when used with respect to Preferred Trust Securities, means, as of the date of determination, all Preferred Trust Securities theretofore delivered under this Trust Agreement, except:

                        (i) Preferred Trust Securities theretofore canceled by the Transfer Agent and Registrar or delivered to the Transfer Agent and Registrar for cancellation;

                        (ii) Preferred Trust Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Property Trustee or any Paying Agent for the Holders of such Preferred Trust Securities; provided that, if such Preferred Trust Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Trust Agreement; and

                        (iii) Preferred Trust Securities which have been paid or in exchange for or in lieu of which other Preferred Trust Securities have been delivered pursuant to this Trust Agreement, including pursuant to Sections 5.04, 5.05 or 5.11;

provided, however, that in determining whether the Holders of the requisite Liquidation Amount of the Outstanding Preferred Trust Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Preferred Trust Securities owned by the Depositor, the Trust Securities Guarantor, any Administrative Trustee or any Affiliate of the Depositor, the Trust Securities Guarantor or any Administrative Trustee shall be disregarded and deemed not to be Outstanding, except that (a) in determining whether any Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Preferred Trust Securities which such Trustee knows to be so owned shall be so disregarded and (b) the foregoing shall not apply at any time when all of the Outstanding Preferred Trust Securities are owned by the Depositor, the Trust Securities Guarantor, one or more of the Administrative Trustees and/or any such Affiliate. Preferred Trust Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Administrative Trustees the pledgee's right so to act with respect to such Preferred Trust Securities and that the pledgee is not the Depositor or the Trust Securities Guarantor, or any Affiliate of the Depositor or the Trust Securities Guarantor.

                "Owner" means each Person who is the beneficial owner of a Trust Securities Certificate as reflected in the records of the Depository or, if a Depository participant is not the beneficial owner, then as reflected in the records of a Person maintaining an account with such Depository (directly or indirectly), in accordance with the rules of such Depository.

                "Paying Agent" means any paying agent or co-paying agent appointed pursuant to Section 5.09 and shall initially be the Property Trustee.

                "Payment Account" means a segregated non-interest-bearing corporate trust account maintained by the Property Trustee with the Bank, or such other banking institution as the Depositor shall select for the benefit of the Securityholders in which all amounts paid in respect of the Subordinated Notes will be held and from which the Paying Agent, pursuant to Section 5.09, shall make payments to the Securityholders in accordance with Sections 4.01 and 4.02.

                "PEPS Units" shall mean a security consisting of a unit comprised of (A) a purchase contract under which the holder of the unit will purchase from the Depositor, for $25 in cash, a certain number of shares of common stock, par value $.01 per share, of the Depositor and (B) beneficial ownership of a Preferred Trust Security or Subordinated Note, or in certain circumstances following the occurrence of a Tax Event, the appropriate Applicable Ownership Interest of the Treasury Portfolio.

                "Person" means any individual, corporation, partnership, joint venture, trust, limited liability company or corporation, unincorporated organization or government or any agency or political subdivision thereof.

                "Preferred Trust Securities Certificate" means a certificate evidencing ownership of Preferred Trust Securities, substantially in the form attached as Exhibit C.

                "Preferred Trust Security" means a security representing an undivided beneficial interest in the assets of the Trust having a Liquidation Amount of $25 and having rights provided therefor in this Trust Agreement, including the right to receive Distributions, Subordinated Notes and a Liquidation Distribution as provided herein and, in certain circumstances, a preference over the Common Trust Securities.

                "Pro Rata" shall mean pro rata to each Holder according to the aggregate Liquidation Amount of the Trust Securities held by such Holder in relation to the aggregate Liquidation Amount of all Trust Securities outstanding.

                "Property Trustee" means the commercial bank or trust company identified as the "Property Trustee" in the preamble to this Trust Agreement solely in its capacity as Property Trustee of the Trust and not in its individual capacity, or its successor in interest in such capacity, or any successor trustee appointed in such capacity as herein provided.

                "Purchase Contract Agreement" shall mean the Purchase Contract Agreement dated as of May 9, 2001 between the Depositor and The Chase Manhattan Bank, as Purchase Contract Agent.

                "Redemption Date" means, with respect to any Trust Security to be redeemed, the date fixed for such redemption by or pursuant to this Trust Agreement; provided that each Subordinated Note Redemption Date shall be a Redemption Date for a Like Amount of Trust Securities.

                "Redemption Price" means, with respect to any date fixed for redemption of any Trust Security, the redemption price paid by the Subordinated
Note Issuer to repay or redeem the Subordinated Notes held by the Trust, which shall include accumulated and unpaid distributions on such Trust Securities through the date of their redemption or such lesser amount as will be received by the Trust in respect of Subordinated Notes so repaid or redeemed.

                "Relevant Trustee" shall have the meaning specified in Section 8.10.

                "Remarketing Settlement Date" shall mean the date, if any, on which the settlement of the Remarketed Securities has occurred through the normal settlement procedures in effect at such time of the Depository or any successor Depository.

                "Responsible Officer," when used with respect to the Property Trustee, means an officer of the Property Trustee assigned by the Property Trustee to administer this Trust Agreement.

                "Securities Register" shall mean the Securities Register as described in Section 5.04.

                "Securityholder" or "Holder" means a Person in whose name a Trust Security or Trust Securities is registered in the Securities Register; such Person being a beneficial owner within the meaning of the Business Trust Act.

                "Subordinated Indenture" means the Indenture, dated as of May 9, 2001 among the Subordinated Notes Issuer, the Depositor, as guarantor, and the Subordinated Notes Trustee, as trustee, as amended or supplemented from time to time.

                "Subordinated Note Event of Default" means an "Event of Default" as defined in the Subordinated Indenture.

                "Subordinated Note Redemption Date" means "Redemption Date" as defined in the Subordinated Indenture with respect to the Subordinated Notes.

                "Subordinated Notes Issuer" means PPL Capital Funding, Inc., a Delaware corporation, in its capacity as issuer of the Subordinated Notes, and its successors.

                "Subordinated Notes Trustee" means The Chase Manhattan Bank, a New York banking corporation, as trustee under the Subordinated Indenture, and its permitted successors and assigns as such trustee.

                "Supermajority" shall have the meaning set forth in Section 6.01(b).

                "Tax Event" means the receipt by the Subordinated Notes Issuer and the Trust of an Opinion of Counsel, rendered by a law firm having a recognized national tax practice, to the effect that, as a result of any amendment to, change in or announced proposed change in the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or as a result of any official administrative decision, pronouncement, judicial decision or action interpreting or applying such laws or regulations, which amendment or change is effective, or which proposed change, pronouncement, action, or decision is announced on or after the date of issuance of the Preferred Trust Securities, there is more than an insubstantial increase in the risk that (i) the Trust is, or within 90 days of the date of such opinion, will be, subject to United States Federal income tax with respect to income received or accrued on the Subordinated Notes, (ii) interest payable by the Depositor on the Subordinated Notes is not, or within 90 days of the date of such opinion, will not be, fully deductible by the Depositor for United States Federal income tax purposes, or (iii) the Trust is, or within 90 days of the date of such opinion will be subject to more than a de minimis amount of other taxes, duties or other governmental charges.

                "Tax Event Redemption" shall mean that a Tax Event has occurred and is continuing and the Subordinated Notes have been called for redemption pursuant to the Subordinated Indenture.

                "Tax Event Redemption Date" shall mean the date of the Tax Event Redemption, if any, specified by the Subordinated Notes Issuer.

                "Transfer Agent and Registrar" shall mean the transfer agent and registrar for the Preferred Trust Securities appointed by the Trust and shall be initially the Property Trustee.

                "Trust" means PPL Capital Funding Trust I, a Delaware business trust created by the Original Trust Agreement and the Certificate of Trust and continued hereby.

                "Trust Agreement" means this Amended and Restated Trust Agreement, as the same may be modified, amended or supplemented in accordance with the applicable provisions hereof, including (i) all exhibits hereto and
(ii) for all purposes of this Amended and Restated Trust Agreement and any such modification, amendment or supplement, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this Amended and Restated Trust Agreement and any such modification, amendment or supplement, respectively.

                "Trust Enforcement Event" in respect of the Trust Securities shall mean that an Indenture Event of Default has occurred and is continuing in respect of the Subordinated Notes.

                "Trust Indenture Act" means the Trust Indenture Act of 1939 as amended and in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

                "Trust Property" means (i) the Subordinated Notes, (ii) any cash on deposit in, or owing to, the Payment Account and (iii) all proceeds and rights in respect of the foregoing for the time being held by the Property Trustee pursuant to the terms of this Trust Agreement.

                "Trust Securities Certificate" means any one of the Common Trust Securities Certificates or the Preferred Trust Securities Certificates.

                "Trust Securities Guarantee" means the Trust Securities Guarantee Agreement executed and delivered by the Depositor, as guarantor, and The Chase Manhattan Bank, a New York banking corporation, as trustee, contemporaneously with the execution and delivery of this Trust Agreement, for the benefit of the Holders of the Preferred Trust Securities, as amended from time to time.

                        "Trust Securities Guarantor" means PPL Corporation, a Pennsylvania corporation, and its successors, as guarantor under the Trust Securities Guarantee.

                "Trust Security" means any one of the Common Trust Securities or the Preferred Trust Securities. The Common Trust Securities and the Preferred Trust Securities represent the sole beneficial interests in the Trust, and the Trust shall not issue any interests other than the Trust Securities.

                "Trustees" mean, collectively, the Property Trustee, the Delaware Trustee and the Administrative Trustees.

                                   ARTICLE II

                            CONTINUATION OF THE TRUST

                SECTION 2.01. NAME. The Trust continued hereby shall be known as "PPL Capital Funding Trust I", as such name may be modified from time to time by the Administrative Trustees following written notice to the Holders of Trust Securities and the other Trustees, in which name the Trustees may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

                SECTION 2.02. OFFICE OF THE DELAWARE TRUSTEE; PRINCIPAL PLACE OF BUSINESS. The office of the Delaware Trustee in the State of Delaware is 1201 Market Street, Wilmington, Delaware 19801, Attn: Trust Department, or at such other address in Delaware as the Delaware Trustee may designate by written notice to the Securityholders, the Depositor and the Trust Securities Guarantor. The principal place of business of the Trust is c/o PPL Corporation, Two North Ninth Street, Allentown, Pennsylvania 18101-1179.

                SECTION 2.03. INITIAL CONTRIBUTION OF TRUST PROPERTY; ORGANIZATIONAL EXPENSES. The Property Trustee acknowledges receipt in trust from the Depositor in connection with the Original Trust Agreement of the sum of $10, which constituted the initial Trust Property. The Depositor shall pay organizational expenses of the Trust as they arise or shall, upon request of any Trustee, promptly reimburse such Trustee for any such expenses paid by such Trustee. The Depositor shall make no claim upon the Trust Property for the payment of such expenses.

                SECTION 2.04.A. ISSUANCE OF THE PREFERRED TRUST SECURITIES. On May 3, 2001, an authorized representative of the Depositor, the Trust and the Subordinated Notes Issuer, each executed and delivered the Underwriting Agreement. Contemporaneously with the execution and delivery of this Trust Agreement, one of the Administrative Trustees, on behalf of the Trust in accordance with Section 5.02, executed and delivered a Preferred Trust Securities Certificate, registered in the name of the Purchase Contract Agent, having an aggregate Liquidation Amount of $500,000,000.

                SECTION 2.04.B. ISSUANCE OF THE COMMON TRUST SECURITIES. Contemporaneously with the execution and delivery of this Trust Agreement, one of the Administrative Trustees, on behalf of the Trust in accordance with
Section 5.02, executed and delivered a Common Trust Securities Certificate, registered in the name of the Subordinated Notes Issuer, having an aggregate Liquidation Amount of $15,463,918.

                SECTION 2.05. SUBSCRIPTION AND EXCHANGE OF SUBORDINATED NOTES FOR TRUST SECURITIES. Contemporaneously with the execution and delivery of this Trust Agreement, the Administrative Trustees, on behalf of the Trust, subscribed to and purchased from the Subordinated Notes Issuer Subordinated Notes, registered in the name of The Chase Manhattan Bank, as Property Trustee of PPL Capital Funding Trust I and having an aggregate principal amount equal to $515,463,918 and, in exchange for such Subordinated Notes, one of the Administrative Trustees, on behalf of the Trust, executed and delivered to the Subordinated Notes Issuer the Trust Securities Certificates executed and delivered pursuant to Section 2.04.A and 2.04.B. The Subordinated Notes Issuer then delivered to the Purchase Contract Agent the Preferred Trust Securities Certificate issued pursuant to Section 2.04.A in connection with the Depositor's issuance of $500,000,000 of PEPS Units to the public.

                SECTION 2.06. DECLARATION OF TRUST; APPOINTMENT OF ADDITIONAL ADMINISTRATIVE TRUSTEES. The exclusive purposes and functions of the Trust are
(i) to issue Trust Securities in exchange for the Subordinated Notes, and (ii) to engage in those activities necessary or incidental thereto. The Depositor hereby appoints the Trustees as trustees of the Trust, to have all the rights, powers and duties to the extent set forth herein, and the Trustees hereby accept such appointment. The Property Trustee hereby declares that it will hold the Trust Property in trust upon and subject to the conditions set forth herein for the benefit of the Securityholders. The Trustees shall have all rights, powers and duties set forth herein and in accordance with applicable law with respect to accomplishing the purposes of the Trust. Anything in this Trust Agreement to the contrary notwithstanding, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Property Trustee or the Administrative Trustees set forth herein. The Delaware Trustee shall be one of the Trustees of the Trust for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Delaware Business Trust Act.

                SECTION 2.07. AUTHORIZATION TO ENTER INTO CERTAIN TRANSACTIONS. The Trustees shall conduct the affairs of the Trust in accordance with the terms of this Trust Agreement. Subject to the limitations set forth in paragraph (b) of this Section and Article VIII and in accordance with the following provisions
(A) and (B), the Trustees shall have the authority to enter into all transactions and agreements determined by the Trustees to be appropriate in exercising the authority, express or implied, otherwise granted to the Trustees under this Trust Agreement, and to perform all acts in furtherance thereof, including without limitation, the following:

        (A) As among the Trustees, the Administrative Trustees, acting singularly or together, shall have the power, duty and authority to act on behalf of the Trust with respect to the following matters:

                        (i) the issuance of the Trust Securities in exchange for the Subordinated Notes;

                        (ii) without the consent of any Person, to cause the Trust to enter into and to execute, deliver and perform on behalf of the Trust, such agreements as may be necessary or desirable in connection with the consummation of the Underwriting Agreement and the Remarketing Agreement;

                        (iii) to qualify the Trust to do business in any jurisdiction as may be necessary or desirable;

                        (iv) the registration of the Preferred Trust Securities under the Securities Act of 1933, as amended, and under state securities or blue sky laws, and the qualification of this Trust Agreement as a trust indenture under the Trust Indenture Act;

                        (v) the listing, if any, of the Preferred Trust Securities upon such national securities exchange or exchanges or automated quotation system or systems as shall be determined by the Depositor and the registration of the Preferred Trust Securities under the Exchange Act, and the preparation and filing of all periodic and other reports and other documents pursuant to the foregoing;

                        (vi) the appointment or removal of a Paying Agent and Transfer Agent and Registrar in accordance with this Trust Agreement;

                        (vii) the establishment of a record date for any of the purposes contemplated by Section 6.07 hereof;

                        (viii) to duly prepare and file all applicable tax returns and tax information reports that are required to be filed with respect to the Trust on behalf of the trust;

                        (ix) to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Preferred Trust Securities or to enable the Trust to effect the purposes for which the Trust was created;

                        (x) to execute and deliver all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing;

                        (xi) to the extent provided in this Trust Agreement, the winding up of the affairs of and liquidation of the Trust and the preparation, execution and filing of the certificate of cancellation with the Secretary of State of Delaware; and

                        (xii) the taking of any action incidental to the foregoing as the Administrative Trustees may from time to time determine is necessary or advisable to protect and conserve the Trust Property for the benefit of the Securityholders (without consideration of the effect of any such action on any particular Securityholder).

        (B) As among the Trustees, the Property Trustee shall have the power, duty and authority to act on behalf of the Trust with respect to the following ministerial matters:

                        (i) the establishment of the Payment Account in the name of and under the exclusive control of the Property Trustee on behalf of the Securityholders;

                        (ii)   the receipt of the Subordinated Notes;

                        (iii) the collection and deposit, upon receipt, in the Payment Account of interest, principal and any other payments made in respect of the Subordinated Notes;

                        (iv) the distribution of amounts owed to the Securityholders from the Payment Account in respect of the Trust Securities in accordance with the terms of this Trust Agreement (funds in the Payment Account to be held uninvested until disbursed in accordance with this Trust Agreement);

                        (v) the sending of notices of default and other information regarding the Trust Securities and the Subordinated Notes to the Securityholders in accordance with the terms of this Trust Agreement;

                        (vi) the distribution of the Trust Property in accordance with the terms of this Trust Agreement upon written direction by the Depositor to dissolve the Trust;

                        (vii) to the extent provided in this Trust Agreement, the winding up of the affairs of and liquidation of the Trust and the execution of the certificate of cancellation to be prepared and filed by the Administrative Trustees with the Secretary of State of the State of Delaware; and

                        (viii) the taking of any ministerial action incidental
                to the foregoing as the Property Trustee may from time to time determine is necessary or advisable to protect and conserve the Trust Property for the benefit of the Securityholders (without consideration of the effect of any such action on any particular Securityholder).

                Subject to this Section 2.07(a)(B), the Property Trustee shall have none of the duties, powers or authority of the Administrative Trustees set forth in Sections 2.07(a)(A) and 2.07(c) or the Depositor set forth in Section 2.07(c). The Property Trustee shall have the power and authority to exercise all of the rights, powers and privileges of a holder of Subordinated Notes under the Subordinated Indenture, subject to the terms of this Trust Agreement, and, if an Event of Default occurs and is continuing, the Property Trustee shall, subject to Article VIII hereof and its responsibilities pursuant to the Trust Indenture Act, for the benefit of Holders of the Trust Securities, proceed to protect and enforce its rights as holder of the Subordinated Notes subject to the rights of the Holders to institute proceedings directly pursuant to the terms of this Trust Agreement.

                (b) So long as this Trust Agreement remains in effect, the Trust (or the Trustees acting on behalf of the Trust) shall not undertake any business, activities or transaction except as expressly provided herein or contemplated hereby. In particular, the Trustees, acting on behalf of the Trust, shall not (i) acquire any investments or engage in any activities not authorized by this Trust Agreement, (ii) sell, assign, transfer, exchange, pledge, set-off or otherwise dispose of any of the Trust Property or interests therein, including to Securityholders, except as expressly provided herein, (iii) take any action that would reasonably be expected to cause the Trust to fail or cease to qualify as a "grantor trust" for United States Federal income tax purposes,
(iv) incur any indebtedness for borrowed money or (v) take or consent to any action that would result in the placement of a Lien on any of the Trust Property. The Trustees shall defend all claims and demands of all Persons at any time claiming any Lien on any of the Trust Property adverse to the interest of the Trust or the Securityholders in their capacity as Securityholders.

                (c) In connection with the issue and sale of the Preferred Trust Securities, each of the Depositor and the Administrative Trustees, acting singularly or together shall have the right and responsibility to assist the Trust with respect to, or effect on behalf of the Trust, the following (and any actions taken by the Depositor in furtherance of the following prior to the date of this Trust Agreement are hereby ratified and confirmed in all respects):

                        (i) to prepare for filing by the Trust with the Commission and to execute and file a registration statement on Form S-3 in relation to the Preferred Trust Securities, including any amendments thereto and to take any action necessary or desirable to exchange the Preferred Trust Securities for the Subordinated Notes;

                        (ii) to determine the States in which to take appropriate action to qualify or register for sale all or part of the Preferred Trust Securities and to do any and all such acts, other than actions which must be taken by or on behalf of the Trust, and advise the Trustees of actions they must take on behalf of the Trust, and prepare for execution and filing any documents to be executed and filed by the Trust or on behalf of the Trust, as the Depositor deems necessary or advisable in order to comply with the applicable laws of any such States in connection with the sale of Preferred Trust Securities;

                        (iii) to select the investment banker or bankers to act as underwriters with respect to the offer and sale by the Trust of Preferred Trust Securities ("Offer") and negotiate the terms of an Underwriting Agreement and pricing agreement providing for the Offer;

                        (iv)   to execute and deliver on behalf of the
                Trust the Underwriting Agreement and such other agreements as may be necessary or desirable in connection with the consummation thereof;

                        (v) to take any other actions necessary or desirable to carry out any of the foregoing activities.

                (d) Notwithstanding anything herein to the contrary, the Administrative Trustees are hereby authorized and directed to conduct the affairs of the Trust and to operate the Trust so that the Trust will not be deemed to be an "investment company" required to be registered under the Investment Company Act or classified other than as a "grantor trust" for United States Federal income tax purposes and so that the Subordinated Notes will be treated as indebtedness of the Subordinated Notes Issuer for United States Federal income tax purposes. In this connection, the Depositor and the Administrative Trustees are authorized to take any action, not inconsistent with applicable law, the Certificate of Trust or this Trust Agreement, that each of the Depositor and the Administrative Trustees determines in its discretion to be necessary or desirable for such purposes, as long as such action does not materially adversely affect the interests of the Holders of the Preferred Trust Securities.

                SECTION 2.08. ASSETS OF TRUST. The assets of the Trust shall consist of the Trust Property.



                SECTION 2.09. TITLE TO TRUST PROPERTY. Legal title to all Trust Property shall be vested at all times in the Property Trustee (in its capacity as such) and shall be held and administered by the Property Trustee for the benefit of the Securityholders in accordance with this Trust Agreement.

                                  ARTICLE III

                                 PAYMENT ACCOUNT

                SECTION 3.01. PAYMENT ACCOUNT. (a) On or prior to the Closing Date, the Property Trustee shall establish the Payment Account. The Property Trustee and any Paying Agent appointed by the Administrative Trustees shall have exclusive control and sole right of withdrawal with respect to the Payment Account for the purpose of making deposits in and withdrawals from the Payment Account in accordance with this Trust Agreement. All monies and other property deposited or held from time to time in the Payment Account shall be held by the Property Trustee in the Payment Account for the exclusive benefit of the Holders of Trust Securities and for distribution as herein provided, including (and subject to) any priority of payments provided for herein. The Property Trustee shall have no liability in any respect whatsoever in regards to any moneys or other property deposited in the Payment Account at an institution other than the Property Trustee.

                (b) The Property Trustee shall deposit in the Payment Account, promptly upon receipt, all payments of principal or interest on, and any other payments or proceeds with respect to, the Subordinated Notes. Amounts held in the Payment Account shall not be invested by the Property Trustee pending distribution thereof.

                                   ARTICLE IV

                            DISTRIBUTIONS; REDEMPTION

                SECTION 4.01. DISTRIBUTIONS. (a) As owners of undivided beneficial interests in the Subordinated Notes, Holders of Trust Securities shall be entitled to receive cumulative cash Distributions on the Trust Securities. Interest on the Subordinated Notes shall accrue, and, as a result, Distributions shall accumulate, from the Closing Date and shall be payable quarterly in arrears on February 18, May 18, August 18, and November 18 of each year, commencing on August 18, 2001. If any date on which Distributions are otherwise payable on the Trust Securities is not a Business Day, then the payment of such Distribution shall be made on the next succeeding day which is a Business Day except that if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day (and without any interest or other payment in respect of any such delay) in each case, with the same force and effect as if made on such date (each date on which Distributions are payable in accordance with this Section 4.01(a), a "Distribution Date").

                (b) Pursuant to the Subordinated Indenture, interest on the Subordinated Notes, and, as a result, Distributions payable on the Trust Securities, shall be fixed initially at a rate of 7.29% per annum of the principal amount of the Subordinated Notes until the day immediately preceding the applicable Reset Effective Date, and at the Reset Rate thereafter; in each case payable quarterly in arrears on February 18, May 18, August 18, and November 18 of each year (each, an "Interest Payment Date"). The amount of Distributions payable for any quarterly period shall be computed on the same basis as interest is calculated on the Subordinated Notes.

                (c) Distributions on the Trust Securities shall be made and shall be deemed payable on each Distribution Date only to the extent that the Trust has funds available in the Payment Account for the payment of such Distributions.

                (d) Distributions on the Trust Securities with respect to a Distribution Date shall be payable to the Holders thereof as they appear on the Securities Register for the Trust Securities on the relevant record date, which shall be one Business Day prior to the relevant

Distribution Date if Trust Securities are in book-entry only form, and 15 days prior to the relevant Distribution Date if Trust Securities are not in book-entry only form.

                SECTION 4.02. A. REDEMPTION. Upon the repayment or redemption, in whole or in part, of the Subordinated Notes held by the Trust, whether at the stated maturity of the Subordinated Notes or upon earlier redemption as provided in the Subordinated Indenture, the proceeds from such repayment or redemption shall be simultaneously applied Pro Rata to redeem Trust Securities having an aggregate Liquidation Amount equal to the aggregate principal amount of the Subordinated Notes so repaid or redeemed at the Redemption Price. Holders of the Securities shall be given not less than 30 nor more than 60 days notice of such redemption in accordance with Section 4.02. B.

                (a) If the Subordinated Notes Issuer redeems the Subordinated Notes upon the occurrence and continuance of a Tax Event, the proceeds from such redemption shall be applied by the Property Trustee to redeem the Trust Securities in whole (but not in part) at a redemption price per Trust Security equal to the Redemption Price plus any accumulated and unpaid Distributions thereon to the Tax Event Redemption Date. If, following the occurrence of a Tax Event, the Subordinated Notes Issuer exercises its option to redeem the Subordinated Notes, the Subordinated Notes Issuer shall appoint the Quotation Agent; if a Tax Event Redemption occurs prior to the Purchase Contract Settlement Date, the redemption price payable in liquidation of the Trust Securities will be distributed to the Securities Intermediary under the Pledge Agreement, which in turn will apply that amount to purchase the Treasury Portfolio and remit the remaining portion, if any, of such price to the Purchase Contract Agent under the Purchase Contract Agreement, for payment to the holders of the Securities. If a Tax Event Redemption occurs after the Purchase Contract Settlement Date, the Treasury Portfolio shall not be purchased and the Property Trustee shall distribute Pro Rata to the Holders of the Trust Securities on the Tax Event Redemption Date the Redemption Price payable in liquidation of such Holders' interests in the assets of the Trust.

                SECTION 4.02. B. REDEMPTION PROCEDURES. (a) On each Subordinated Note Redemption Date and at the maturity date ("Maturity Date") for the Subordinated Notes (as defined in the Subordinated Indenture), the Property Trustee will be required to redeem a Like Amount of Trust Securities at the Redemption Price.

                (b) Notice of redemption shall be given by the Property Trustee by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date to each Holder of Trust Securities to be redeemed, at such Holder's address appearing in the Security Register. All notices of redemption or liquidation shall state:

                         (i)   the Redemption Date;

                         (ii)  the Redemption Price and the amount of
                accumulated and unpaid Distributions to be paid on the Redemption Date;

                         (iii) the CUSIP number;

                         (iv) if less than all the Outstanding Trust Securities are to be redeemed, the identification and the total Liquidation Amount of the particular Trust Securities to be redeemed;

                         (v) that on the Redemption Date the Redemption Price will become due and payable upon each such Trust Security to be redeemed and that Distributions thereon will cease to accumulate on and after said date; and

                         (vi) if the Preferred Trust Securities are no longer held in book-entry only form, the place and address where the Holders shall surrender their Preferred Trust Securities Certificates.

                (c) The Trust Securities redeemed on each Redemption Date shall be redeemed at the Redemption Price with the proceeds from the contemporaneous redemption of Subordinated Notes. Redemptions of the Trust Securities shall be made and the Redemption Price shall be deemed payable on each Redemption Date only to the extent that the Trust has funds immediately available in the Payment Account for such payment.

                (d) If the Property Trustee gives a notice of redemption in respect of any Preferred Trust Securities, then, by 12:00 noon, New York time, on the Redemption Date, subject to Section 4.02(c), the Property Trustee shall irrevocably deposit with the Paying Agent funds sufficient to pay the applicable Redemption Price and will give the Paying Agent irrevocable instructions and authority to pay the Redemption Price to the Holders thereof upon surrender of their Preferred Trust Securities Certificates and Common Trust Securities Certificates. Notwithstanding the foregoing, Distributions on the Trust Securities with respect to Distribution Dates occurring on or prior to the Redemption Date for any Trust Securities called for redemption shall be payable to the Holders of such Trust Securities as they appear on the Securities Register for the Trust Securities on the relevant record dates for the related Distribution Dates. If notice of redemption shall have been given and funds deposited as required, then on the Redemption Date, all rights of Securityholders holding Trust Securities so called for redemption will cease, except the right of such Securityholders to receive the Redemption Price, but without interest thereon, and such Trust Securities will cease to be Outstanding. In the event that any Redemption Date is not a Business Day, then payment of the Redemption Price payable on such date shall be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case, with the same force and effect as if made on such date. In the event that payment of the Redemption Price in respect of any Trust Securities called for redemption is improperly withheld or refused and not paid either by the Trust or by the Trust Securities Guarantor pursuant to the Trust Securities Guarantee, Distributions on such Trust Securities will continue to accumulate, at the then applicable rate, from the Redemption Date originally established by the Trust for such Trust Securities to the date such Redemption Price is actually paid, in which case the actual payment date will be deemed the date fixed for redemption for purposes of calculating the Redemption Price.

                (e) Payment of the Redemption Price on the Trust Securities shall be made to the Holders thereof as they appear on the Securities Register for the Trust Securities on the relevant record date, which shall be one Business Date prior to the relevant Redemption Date; provided, however, that in the event that the Preferred Trust Securities do not remain in book-entry-only form, the relevant record date shall be the date fifteen days prior to the relevant Redemption Date.

                (f) Subject to Section 4.03(a), if less than all the Outstanding Trust Securities are to be redeemed on a Redemption Date, then the aggregate Liquidation Amount of Trust Securities to be redeemed shall be allocated to the Common Trust Securities and to the Preferred Trust Securities Pro Rata. The Property Trustee shall promptly notify the Transfer Agent and Registrar in writing of the Preferred Trust Securities selected for redemption and, in the case of any Preferred Trust Securities selected for partial redemption, the Liquidation Amount thereof to be redeemed. For all purposes of this Trust Agreement, unless the context otherwise requires, all provisions relating to the redemption of Preferred Trust Securities shall relate, in the case of any Preferred Trust Securities redeemed or to be redeemed only in part, to the portion of the Liquidation Amount of Preferred Trust Securities which has been or is to be redeemed.

                SECTION 4.03. SUBORDINATION OF COMMON TRUST SECURITIES. (a) Payment of Distributions on, and the Redemption Price of, the Trust Securities, as applicable, shall be made Pro Rata based on the Liquidation Amount of the Trust Securities; provided, however, that if on any Distribution Date or Redemption Date an Event of Default resulting from a Subordinated Note Event of Default shall have occurred and be continuing, no payment of any Distribution on, or Redemption Price of, any Common Trust Security, and no other payment on account of the redemption, liquidation or other acquisition of Common Trust Securities, shall be made unless payment in full in cash of all accumulated and unpaid Distributions on all Outstanding Preferred Trust Securities for all distribution periods terminating on or prior thereto, or in the case of payment of the Redemption Price the full amount of such Redemption Price on all Outstanding Preferred Trust Securities, shall have been made or provided for, and all funds immediately available to the Property Trustee shall first be applied to the payment in full in cash of all Distributions on, or Redemption Price of, Preferred Trust Securities then due and payable.

                (b) In the case of the occurrence of any Event of Default resulting from a Subordinated Note Event of Default, the Holder of Common Trust Securities will be deemed to have waived any right to act with respect to any such Event of Default under this Trust Agreement until the effect of all such Events of Default with respect to the Preferred Trust Securities have been cured, waived or otherwise eliminated. Until all such Events of Default under this Trust Agreement with respect to the Preferred Trust Securities have been so cured, waived or otherwise eliminated, the Property Trustee shall, to the fullest extent permitted by law, act solely on behalf of the Holders of the Preferred Trust Securities and not the Holder of the Common Trust Securities, and only the Holders of the Preferred Trust Securities will have the right to direct the Property Trustee to act on their behalf.

                SECTION 4.04. PAYMENT PROCEDURES. Payments in respect of the Preferred Trust Securities shall be made by check mailed to the address of the Person entitled thereto as such address shall appear on the Securities Register or, if the Preferred Trust Securities are held by a Depository, such Distributions shall be made to the Depository in immediately available funds, which shall credit the relevant Persons' accounts at such Depository on the applicable Distribution Dates. Payments in respect of the Common Trust Securities shall be made in such manner as shall be mutually agreed between the Property Trustee and the Holder of the Common Trust Securities.

                SECTION 4.05. TAX RETURNS AND REPORTS. The Administrative Trustees shall prepare (or cause to be prepared), at the Depositor's expense and direction, and file all United States Federal, state and local tax and information returns and reports required to be filed by or in respect of the Trust. In this regard, the Administrative Trustees shall (a) prepare and file (or cause to be prepared or filed) the Internal Revenue Service Form 1041 (or any successor form) required to be filed in respect of the Trust in each taxable year of the Trust and (b) prepare and furnish (or cause to be prepared and furnished), to the extent required by law, to each Securityholder the related Internal Revenue Service Form 1099 (or any successor form) and the information required to be provided on such form. The Administrative Trustees shall provide the Depositor and the Property Trustee with a copy of all such returns, reports and schedules promptly after such filing or furnishing. The Trustees shall comply with United States Federal withholding and backup withholding tax laws and information reporting requirements with respect to any payments to Securityholders under the Trust Securities.

                SECTION 4.06. PAYMENTS UNDER INDENTURE.

                  Any amount payable hereunder to any Holder of Preferred Trust Securities shall be reduced by the amount of any corresponding payment such Holder has directly received pursuant to Section 808 of the Subordinated Indenture.

                SECTION 4.07. INITIAL REMARKETING PROCEDURES. (a) The Depositor shall request, (i) in the case of the first Initial Remarketing on the third Business Day immediately preceding February 18, 2004 and the Final Remarketing, not later than 7 nor more than 15 days prior to the Reset Announcement Date, and
(ii) in the case of any Additional Remarketing, as soon as practical after the Depositary has been notified of such Additional Remarketing by the Depositor, that the Depositary notify the Holders of the Preferred Trust Securities of the Reset Announcement Date. The Depositor shall request (i) in the case of the first Initial Remarketing on the third Business Day immediately preceding February 18, 2004 and the Final Remarketing, request, not later than 15 nor more than 30 calendar days prior to any such Remarketing Date, and (ii) in the case of any Additional Remarketing as soon as practical after the Depositary has been notified of such Additional Remarketing by the Depositor, that the Depositary notify the Holders of the Preferred Trust Securities of such Remarketing.

                (b) Under Section 5.02 of the Purchase Contract Agreement, Preferred Trust Securities that constitute components of PEPS Units will be remarketed as provided therein and in this Section 4.07. Instead of participating in the first Initial Remarketing, Holders of Preferred Trust Securities can deliver sufficient cash to the Securities Intermediary to pay the Treasury Portfolio Purchase Price to purchase the Treasury Portfolio on their behalf prior to or on the fifth Business Day preceding February 18, 2004. Instead of participating in an Additional Remarketing, Holders of Preferred Trust Securities can deliver sufficient cash to the Securities Intermediary to pay the Treasury Portfolio Purchase Price to purchase the Treasury Portfolio on their behalf on the second Business Day prior to any Additional Remarketing. Not later than 5:00 P.M., New York City time, on the second Business Day immediately preceding any such Initial Remarketing Date, but no earlier than the Interest Payment Date immediately preceding such Remarketing Date, each Holder of Preferred Trust Securities not constituting components of PEPS Units may elect to have the Preferred Trust Securities held by such Holder remarketed. Holders of Preferred Trust Securities that are not components of PEPS Units shall give notice of their election to have such Preferred Trust Securities remarketed to the Custodial Agent pursuant to the Pledge Agreement. Any such notice shall be irrevocable after 5:00 p.m., New York City time, on the second Business Day immediately preceding any Initial Remarketing Date and may not be conditioned upon the level at which the Reset Rate is established. Pursuant to Section 5.02 of the Purchase Contract Agreement, the Purchase Contract Agent shall notify, by 11:00 a.m., New York City time, on the Business Day immediately preceding any Initial Remarketing Date, the Remarketing Agent, the Trust and the Depositor of the aggregate Liquidation Amount of Preferred Trust Securities (that are components of PEPS Units) to be remarketed. Pursuant to Section 5.7(c) of the Pledge Agreement, the Custodial Agent shall notify the Remarketing Agent and the Depositor of the aggregate Liquidation Amount of Preferred Trust Securities (that are not components of PEPS Units) to be remarketed. The Preferred Trust Securities constituting components of the PEPS Units shall be deemed tendered, notwithstanding any failure by the holder of such PEPS Units to deliver or properly deliver such Preferred Trust Securities to the Remarketing Agent for purchase.

                (c) The right of each Holder to have Preferred Trust Securities tendered for purchase shall be limited to the extent that: (i) the Remarketing Agent conducts an Initial Remarketing pursuant to the terms of the Remarketing Agreement and Purchase Contract Agreement, (ii) Preferred Trust Securities tendered have not been called for redemption, (iii) the Remarketing Agent is able to find a purchaser or purchasers for tendered Preferred Trust Securities at a price per Preferred Trust Security such that the aggregate price for the Applicable Amount of Preferred Trust Securities is not less than 100% of the Treasury Portfolio Purchase Price and (iv) such purchaser or purchasers deliver the purchase price therefor to the Remarketing Agent as and when required. The Holders of Preferred Trust Securities that are remarketed in a Successful Initial Remarketing shall be deemed to have agreed that the remarketing fee specified in Section 5.02 of the Purchase Contract Agreement shall be deducted from the proceeds of the remarketing.

                (d) On the Initial Remarketing Date, pursuant to the terms of the Remarketing Agreement, the Remarketing Agent shall use reasonable efforts to remarket, at a price per Preferred Trust Security such that the aggregate price for the Applicable Amount of Preferred Trust Securities is equal to approximately 100.25% of the Treasury Portfolio Purchase Price.

                (e) If there are no PEPS Units outstanding and none of the Holders elect to have Preferred Trust Securities held by them remarketed, the Reset Rate shall be the rate determined by the Remarketing Agent subject to the terms of the Remarketing Agreement, as the rate that would have been established had a remarketing been held on the Initial Remarketing Date.

                (f) If the Remarketing Agent has determined that it will be able to remarket all Preferred Trust Securities tendered or deemed tendered prior to 4:00 p.m., New York City time, on the Initial Remarketing Date, the Remarketing Agent, subject to the terms of the Remarketing Agreement, shall determine the Reset Rate.

                (g) If, by 4:00 p.m., New York City time, on the Initial Remarketing Date, a Failed Initial Remarketing has occurred, pursuant to the terms of the Remarketing Agreement, the Remarketing Agent shall so advise by telephone the Depositary, the Property Trustee, the Trust, the Subordinated Notes Issuer, the Collateral Agent, the Purchase Contract Agent and the Depositor.

                (h) By approximately 4:30 p.m., New York City time, on the Initial Remarketing Date, provided that there has not been a Failed Initial Remarketing, the Remarketing Agent shall, pursuant to the terms of the Remarketing Agreement advise, by telephone (i) the Depositary, the Property Trustee, the Trust, the Subordinated Notes Issuer, the Collateral Agent, the Purchase Contract Agent and the Depositor of the Reset Rate determined in the Initial Remarketing and the aggregate Liquidation Amount of Preferred Trust Securities sold in the Initial Remarketing, (ii) each purchaser (or the Depositary Participant thereof) of the Reset Rate and the aggregate Liquidation Amount of Preferred Trust Securities such purchaser is to purchase and (iii) each purchaser to give instructions to its Depositary Participant to pay the purchase price on the Reset Effective Date in same day funds against delivery of the Preferred Trust Securities purchased through the facilities of the Depositary.

                (i) In accordance with the Depositary's normal procedures, on the Reset Effective Date, the transactions described above with respect to each Preferred Trust Security tendered for purchase and sold in the Initial Remarketing shall be executed through the Depositary, and the accounts of the respective Depositary Participants shall be debited and credited and such Preferred Trust Securities delivered by book-entry as necessary to effect purchases and sales of such Preferred Trust Securities. The Depositary shall make payment in accordance with its normal procedures.

                (j) If any Holder selling Preferred Trust Securities in the Initial Remarketing fails to deliver such Preferred Trust Securities, the Depositary Participant of such selling Holder and of any other Person that was to have purchased Preferred Trust Securities in the Initial Remarketing may deliver to any such other Person an aggregate Liquidation Amount of Preferred Trust Securities that is less than the aggregate Liquidation Amount of Preferred Trust Securities that otherwise was to be purchased by such Person. In such event, the aggregate Liquidation Amount of Preferred Trust Securities to be so delivered shall be determined by such Depositary Participant, and delivery of such lesser number of Preferred Trust Securities shall constitute good delivery.

                (k) The Remarketing Agent is not obligated to purchase any Preferred Trust Securities in the Initial Remarketing or otherwise. None of the Trust, any Trustee, the Depositor, the Subordinated Notes Issuer or the Remarketing Agent shall be obligated in any case to provide funds to make payment upon tender of the Preferred Trust Securities for remarketing.

                (l)      The tender and settlement procedures set forth in this
Section 4.07, including provisions for payment by purchasers of Preferred Trust Securities in the Initial Remarketing, shall be subject to modification, notwithstanding any provision to the contrary set forth herein, to the extent required by the Depository or if the book-entry system is no longer available for the Preferred Trust Securities at the time of the Initial Remarketing or if any Preferred Trust Securities are then held in certificated form, to facilitate the tendering and remarketing of Preferred Trust Securities in certificated form. In addition, the Remarketing Agent may, notwithstanding any provision to the contrary set forth herein, modify the settlement procedures set forth herein in order to facilitate the settlement process.

                (m) Anything herein to the contrary notwithstanding, the Reset Rate shall in no event be below the initial distribution rate payable for the Preferred Trust Securities and in no event exceed the maximum rate, if any, permitted by applicable law and, as provided in the Remarketing Agreement, neither the Remarketing Agent nor the Reset Agent shall have no obligation to determine whether there is any limitation under applicable law on the Reset Rate or, if there is any such limitation, the maximum permissible Reset Rate on the Preferred Trust Securities and it shall rely solely upon written notice from the Depositor (which the Depositor agrees to provide prior to the Reset Announcement
Date) as to whether or not there is any such limitation and, if so, the maximum permissible Reset Rate.

                SECTION 4.08. FINAL REMARKETING PROCEDURES. (a) If no Successful Initial Remarketing has occurred, then, not later than 5:00 p.m., New York City time, on the second Business Day immediately preceding the Final Remarketing Date, but no earlier than the Interest Payment Date immediately preceding May 18, 2004, each Holder of Preferred Trust Securities may elect to have the Preferred Trust Securities held by such Holder remarketed. Under Section 5.03 of the Purchase Contract Agreement, Holders of PEPS Units that do not give notice of their intention to make Cash Settlement of their related Purchase Contracts shall be deemed to have consented to the disposition of the Preferred Trust Securities constituting a component of such PEPS Units. Holders of Preferred Trust Securities that are not components of PEPS Units shall give notice of their election to have such Preferred Trust Securities remarketed to the Property Trustee pursuant to the Pledge Agreement. Any such notice shall be irrevocable after 5:00 p.m., New York City time, on the second Business Day immediately preceding the Final Remarketing Date and may not be conditioned upon the level at which the Reset Rate is established. Pursuant to Section 5.03 of the Purchase Contract Agreement, the Purchase Contract Agent shall notify, by 11:00 a.m., New York City time, on the Business Day immediately preceding the Final Remarketing Date, the Remarketing Agent, the Subordinated Notes Issuer and the Depositor of the aggregate Liquidation Amount of Preferred Trust Securities (that are components of PEPS Units) to be remarketed. Pursuant to Section 5.7(c) of the Pledge Agreement, the Property Trustee shall notify the Remarketing Agent of the aggregate Liquidation Amount of Preferred Trust Securities (that are not components of PEPS Units) to be remarketed.

                (b) If any Holder of PEPS Units does not give notice of its intention to make a Cash Settlement or gives a notice of election to tender Preferred Trust Securities as described in Section 4.08(b), the Preferred Trust Securities of such Holder shall be deemed tendered, notwithstanding any failure by such Holder to deliver or properly deliver such Preferred Trust Securities to the Remarketing Agent for purchase.

                (c) The right of each Holder to have Preferred Trust Securities tendered for purchase shall be limited to the extent that: (i) the Remarketing Agent conducts a Final Remarketing pursuant to the terms of the Remarketing Agreement and Purchase Contract Agreement, (ii) Preferred Trust Securities tendered have not been called for redemption, (iii) the Remarketing Agent is able to find a purchaser or purchasers for tendered Preferred Trust Securities at a price of not less than 100% of the principal amount thereof and
(iv) such
purchaser or purchasers deliver the purchase amount therefor to the Remarketing Agent as and when required. The Holders of Preferred Trust Securities that are remarketed in a Successful Final Remarketing agree that the remarketing fee Specified in 5.02 of the Purchase Contract Agreement shall be deducted from the proceeds of the remarketing.

                (d) If no Successful Initial Remarketing has occurred, on the Final Remarketing Date, the Remarketing Agent shall use reasonable efforts to remarket, at a price equal to approximately 100.25% of the aggregate Liquidation Amount thereof, Preferred Trust Securities tendered or deemed tendered for purchase.

                (e) If none of the Holders elect or are deemed to have elected to have Preferred Trust Securities held by them remarketed, the Reset Rate shall be the rate determined by the Remarketing Agent, subject to the terms of the Remarketing Agreement, as the rate that would have been established had a remarketing been held on the Final Remarketing Date.

                (f) On the Final Remarketing Date, the Remarketing Agent shall, pursuant to the terms or the Remarketing Agreement, determine the Reset Rate.

                (g) If by 4:00 p.m., New York City time, on the Final Remarketing Date, a Failed Final Remarketing has occurred, the Remarketing Agent shall, pursuant to the terms of the Remarketing Agreement, so advise by telephone the Depositary, the Property Trustee, the Trust, the Subordinated Notes Issuer, the Collateral Agent, the Purchase Contract Agent and the Depositor and the Reset Rate shall be determined pursuant to Section 5.03A at the Purchase Contract Agreement.

                (h) By approximately 4:30 p.m., New York City time, on the Final Remarketing Date, the Remarketing Agent shall, pursuant to the terms of the Remarketing Agreement, advise by telephone (i) the Depositary, the Property Trustee, the Trust, the Subordinated Notes Issuer, the Collateral Agent, the Purchase Contract Agent and the Depositor of the Reset Rate determined in the Final Remarketing and, provided that there has not been a Failed Final Remarketing, the aggregate Liquidation Amount of Preferred Trust Securities sold in the Final Remarketing, (ii) each purchaser (or the Depositary Participant thereof) of the Reset Rate and, provided that there has not been a Failed Final Remarketing, the aggregate Liquidation Amount of Preferred Trust Securities such purchaser is to purchase and (iii) provided that there has not been a Failed Final Remarketing, each purchaser to give instructions to its Depositary Participant to pay the purchase price on the Purchase Contract Settlement Date in same day funds against delivery of the Preferred Trust Securities purchased through the facilities of the Depositary.

                (i) In accordance with the Depositary's normal procedures, on the Remarketing Settlement Date, the transactions described above with respect to each Preferred Trust Security tendered for purchase and sold in the Final Remarketing shall be executed through the Depositary, and the accounts of the respective Depositary Participants shall be debited and credited and such Preferred Trust Securities delivered by book-entry as necessary to effect purchases and sales of such Preferred Trust Securities. The Depositary shall make payment in accordance with its normal procedures.

                (j) If any Holder selling Preferred Trust Securities in the Final Remarketing fails to deliver such Preferred Trust Securities, the Depository Participant of such selling Holder and of any other Person that was to have purchased Preferred Trust Securities in the Final Remarketing may deliver to any such other Person an aggregate Liquidation Amount of Preferred Trust Securities that is less than the aggregate Liquidation Amount of Preferred Trust Securities that otherwise was to be purchased by such Person. In such event, the aggregate Liquidation Amount of Preferred Trust Securities to be so delivered shall be determined by such Depository Participant, and delivery of such lesser aggregate Liquidation Amount of Preferred Trust Securities shall constitute good delivery.

                (k) The Remarketing Agent is not obligated to purchase any Preferred Trust Securities in the Final Remarketing or otherwise. None of the Trust, any Trustee, the Depositor, the Subordinated Notes Issuer or the Remarketing Agent shall be obligated in any case to provide funds to make payment upon tender Preferred Trust Securities for remarketing.

                (l)      The tender and settlement procedures set forth in this
Section 4.08, including provisions for payment by purchasers of Preferred Trust Securities in the Final Remarketing, shall be subject to modification, notwithstanding any provision to the contrary set forth herein, to the extent required by the Depository or if the book-entry system is no longer available for the Preferred Trust Securities at the time of the Final Remarketing or if any Preferred Trust Securities are then held in certificated form, to facilitate the tendering and remarketing of Preferred Trust Securities in certificated form. In addition, the Remarketing Agent may, notwithstanding any provision to the contrary set forth herein, modify the settlement procedures set forth herein in order to facilitate the settlement process.

                (m) Anything herein to the contrary notwithstanding, the Reset Rate shall in no event be below the initial distribution rate payable for the Preferred Trust Securities and in no event exceed the maximum rate, if any, permitted by applicable law and, as provided in the Remarketing Agreement, the Remarketing Agent shall have no obligation to determine whether there is any limitation under applicable law on the Reset Rate or, if there is any such limitation, the maximum permissible Reset Rate on the Preferred Trust Securities and it shall rely solely upon written notice from the Depositor (which the Depositor agrees to provide prior to the Reset Announcement Date) as to whether or not there is any such limitation and, if so, the maximum permissible Reset Rate.

                                   ARTICLE V

                          TRUST SECURITIES CERTIFICATES

                SECTION 5.01. INITIAL OWNERSHIP. Upon the creation of the Trust by the contribution by the Depositor pursuant to Section 2.03 and until the issuance of the Trust Securities, and at any time during which no Trust Securities are outstanding, the Depositor shall be the sole beneficial owner of the Trust.

                SECTION 5.02. THE TRUST SECURITIES CERTIFICATES. The Trust Securities Certificates shall be issued in denominations of $25 Liquidation Amount and integral multiples thereof. The Trust Securities Certificates shall be executed on behalf of the Trust by manual or facsimile signature of at least one Administrative Trustee and, the Preferred Trust Securities shall be countersigned by the Transfer Agent and Registrar or its agent. Trust Securities Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust and, in the case of Preferred Trust Securities, countersigned by the Transfer Agent and Registrar or its agent, shall be validly issued and entitled to the benefits of this Trust Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the delivery of such Trust Securities Certificates or did not hold such offices at the date of delivery of such Trust Securities Certificates. A transferee of a Trust Securities Certificate shall become a Securityholder, and shall be entitled to the rights and subject to the obligations of a Securityholder hereunder, upon due registration of such Trust Securities Certificate in such transferee's name pursuant to Section 5.04 or
5.12. Every Person, by virtue of having become a Securityholder, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Trust Agreement, the Trust Securities Guarantee and the Subordinated Indenture.

                SECTION 5.03. EXECUTION AND DELIVERY OF TRUST SECURITIES CERTIFICATES. On the Closing Date, the Administrative Trustees, or any one of them, shall cause Trust Securities Certificates, in an aggregate Liquidation Amount as provided in Sections 2.04 and 2.05, to be executed on behalf of the Trust, and in the case of Preferred Trust Securities, countersigned by the Transfer Agent and Registrar, or its agent, and delivered to or upon the written order of the Depositor signed by its chairman of the board, any of its vice presidents or its treasurer, without further corporate action by the Depositor, in authorized denominations.

                SECTION 5.04. REGISTRATION OF TRANSFER AND EXCHANGE OF TRUST SECURITIES CERTIFICATES. The Transfer Agent and Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 5.08, a Securities Register in which, subject to such reasonable regulations as it may prescribe, the Transfer Agent and Registrar shall provide for the registration of Preferred Trust Securities Certificates and registration of transfers and exchanges of Preferred Trust Securities Certificates as herein provided. The Property Trustee shall be the initial Transfer Agent and Registrar.

                Upon surrender for registration of transfer of any Preferred Trust Securities Certificate at the office or agency maintained pursuant to
Section 5.08, the Administrative Trustees, or any one of them, shall execute on behalf of the Trust by manual or facsimile signature and cause the Transfer Agent and Registrar or its agent to countersign and deliver, in the name of the designated transferee or transferees, one or more new Preferred Trust Securities Certificates in authorized denominations of a like aggregate Liquidation Amount. At the option of a Holder, Preferred Trust Securities Certificates may be exchanged for other Preferred Trust Securities Certificates in authorized denominations of the same class and of a like aggregate Liquidation Amount upon surrender of the Preferred Trust Securities Certificates to be exchanged at the office or agency maintained pursuant to Section 5.08.

                Every Preferred Trust Securities Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Administrative Trustees and the Transfer Agent and Registrar duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Preferred

Trust Securities Certificate surrendered for registration of transfer or exchange shall be canceled and subsequently disposed of by the Transfer Agent and Registrar in accordance with its customary procedures. The Trust shall not be required to (i) issue, register the transfer of, or exchange any Preferred Trust Securities during a period beginning at the opening of business 15 calendar days before the day of mailing of a notice of redemption of any Preferred Trust Securities called for redemption and ending at the close of business on the day of such mailing or (ii) register the transfer of or exchange any Preferred Trust Securities so selected for redemption, in whole or in part, except the unredeemed portion of any such Preferred Trust Securities being redeemed in part.

                No service charge shall be made for any registration of transfer or exchange of Preferred Trust Securities Certificates, but the Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Preferred Trust Securities Certificates.

                SECTION 5.05. MUTILATED, DESTROYED, LOST OR STOLEN TRUST SECURITIES CERTIFICATES. If (a) any mutilated Trust Securities Certificate shall be surrendered to the Transfer Agent and Registrar, or if the Transfer Agent and Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Trust Securities Certificate and (b) there shall be delivered to the Transfer Agent and Registrar and the Administrative Trustees such security or indemnity as may be required by them to save each of them and the Depositor harmless, then in the absence of notice that such Trust Securities Certificate shall have been acquired by a protected purchaser, the Administrative Trustees, or any one of them, on behalf of the Trust shall execute by manual or facsimile signature and in the case of Preferred Trust Securities shall also cause the Transfer Agent and Registrar or its agent to countersign; and the Administrative Trustees, or any one of them, and in the case of Preferred Trust Securities the Transfer Agent and Registrar or its agent, shall make available for delivery, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Trust Securities Certificate, a new Trust Securities Certificate of like class, tenor and denomination. In connection with the issuance of any new Trust Securities Certificate under this Section, the Administrative Trustees or the Transfer Agent and Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Trust Securities Certificate issued pursuant to this Section shall constitute conclusive evidence of an undivided beneficial interest in the Trust Property, as if originally issued, whether or not the lost, stolen or destroyed Trust Securities Certificate shall be found at any time.

                The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement of mutilated, destroyed, lost or stolen Trust Securities Certificates.

                SECTION 5.06. PERSONS DEEMED SECURITYHOLDERS. Prior to due presentation of a Trust Securities Certificate for registration of transfer, the Trustees and the Transfer Agent and Registrar, and any agent of the Trustees and the Transfer Agent and Registrar, shall be entitled to treat the Person in whose name any Trust Securities Certificate shall be registered in the Securities Register as the owner of such Trust Securities Certificate for the purpose of receiving Distributions and for all other purposes whatsoever, and neither the Trustees nor the Transfer Agent and Registrar shall be bound by any notice to the contrary.

                SECTION 5.07. ACCESS TO LIST OF SECURITYHOLDERS' NAMES AND ADDRESSES. The Administrative Trustees shall furnish or cause to be furnished
(x) to the Depositor or the Property Trustee, within 15 days after receipt by any Administrative Trustee of a request therefor from the Depositor or the Property Trustee, as the case may be, in writing and (y) to the Property Trustee, quarterly not more than 5 days after each February 1, May 1, August 1 and November 1 of each year beginning August 1 (unless the Property Trustee is the Transfer Agent and Registrar), a list, in such form as the Depositor or the Property Trustee may reasonably require, of the names and addresses of the Securityholders as of a recent date. Each Holder, by receiving and holding a Trust Securities Certificate, shall be deemed to have agreed not to hold either the Depositor or any Trustees accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

                SECTION 5.08. MAINTENANCE OF OFFICE OR AGENCY. The Depositor shall or shall cause the Transfer Agent and Registrar to maintain in The City of New York, an office or offices or agency or agencies where Preferred Trust Securities Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Depositor, the Trust or the Transfer Agent and Registrar in respect of the Trust Securities and the Trust Agreement may be served. The Depositor initially designates The Chase Manhattan Bank, Capital Markets Fiduciary Services, 450 West 33rd Street, 15th Floor, New York, New York 10001 as its principal office for such purposes. The Depositor shall, or shall cause the Transfer Agent and Registrar to, give prompt written notice to the Trust Securities Guarantor, the Property Trustee, the Administrative Trustees and to the Securityholders of any change in the location of the Securities Register or any such office or agency. If at any time the Depositor shall fail to maintain such office or agency or shall fail to furnish the Property Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Property Trustee, and the Depositor hereby appoints the Property Trustee its agent and the agent of the Trust to receive all such presentations, surrenders, notices and demands.

                SECTION 5.09. APPOINTMENT OF PAYING AGENT. The Paying Agent shall make Distributions to Securityholders from the Payment Account and shall report the amounts of such Distributions to the Administrative Trustees and the Property Trustee. Any Paying Agent shall have the revocable power to withdraw funds from the Payment Account for the purpose of making the Distributions referred to above. The Property Trustee shall be entitled to rely upon a certificate of the Paying Agent stating in effect the amount of such funds so to be withdrawn and that same are to be applied by the Paying Agent in accordance with this Section 5.09. The Administrative Trustees or any one of them may revoke such power and remove the Paying Agent if the Administrative Trustee or any one of them determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under this Trust Agreement in any material respect. The Paying Agent shall initially be the Property Trustee, and it may choose any co-paying agent that is acceptable to the Administrative Trustees, the Subordinated Notes Issuer, and the Depositor. The Paying Agent shall be permitted to resign upon 30 days' written notice to the Administrative Trustees, the Property Trustee, the Subordinated Notes Issuer and the Depositor. In the event of the removal or resignation of the Property Trustee as Paying Agent, the Administrative Trustees shall appoint a successor that is reasonably acceptable to the Property Trustee, the Subordinated Notes Issuer and the Depositor to act as Paying Agent (which shall be a bank, trust company or an Affiliate of the Depositor). The Administrative Trustees shall cause such successor Paying Agent or any additional Paying Agent appointed by the Administrative Trustees to execute and deliver to the Trustees an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Trustees that as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Securityholders in trust for the benefit of the Securityholders entitled thereto until such sums shall be paid to such Securityholders. The Paying Agent shall return all unclaimed funds to the Property Trustee and upon resignation or removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Property Trustee. The provisions of Sections 8.01, 8.03 and
8.06 shall apply to the Paying Agent appointed hereunder, and the Paying Agent shall be bound by the requirements with respect to paying agents of securities issued pursuant to the Trust Indenture Act. Any reference in this Trust Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

                SECTION 5.10. OWNERSHIP OF COMMON TRUST SECURITIES BY DEPOSITOR. On the Closing Date, the Depositor shall acquire, and thereafter retain, beneficial and record ownership of the Common Trust Securities. Except in connection with a transaction involving the Depositor that would be permitted under Article Eleven of the Subordinated Indenture, any attempted transfer of the Common Trust Securities shall, to the fullest extent permitted by law, be void. The Administrative Trustees shall cause each Common Trust Securities Certificate issued to the Subordinated Notes Issuer to contain a legend stating "THIS CERTIFICATE IS NOT TRANSFERABLE EXCEPT AS PROVIDED IN THE TRUST AGREEMENT." Common Trust Securities Certificates representing the Common Trust Securities shall be issued to the Depositor in the form of a typewritten or definitive Common Trust Securities Certificate.

                SECTION 5.11. DEFINITIVE PREFERRED TRUST SECURITIES CERTIFICATES. Definitive Preferred Trust Securities Certificates shall be typewritten, printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Administrative Trustees, as evidenced by the execution thereof by the Administrative Trustees, or any one of them. The Administrative Trustees, or any one of them, shall execute on behalf of the Trust by manual or facsimile signature, and countersigned by the Transfer Agent and Registrar or its agent, the Definitive Preferred Trust Securities Certificates initially in accordance with the instructions of the Depositor complying with Section 5.03. Neither the Transfer Agent and Registrar nor any of the Administrative Trustees shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions.

                SECTION 5.12. BOOK-ENTRY SYSTEM. Some or all of the Preferred Trust Securities may be registered in the name of the Depositary or a nominee therefor, and held in the custody of the Depository or a custodian thereof. In such event, a single certificate will be issued and delivered to the Depository for such Preferred Trust Securities, in which case the Owners of such Preferred Trust Securities will not receive physical delivery of certificates for Preferred Trust Securities. Unless Definitive Preferred Trust Securities Certificate are delivered to the Owners of Preferred Trust Securities as provided herein, all transfers of beneficial ownership interests in such Preferred Trust Securities will be made by book-entry only, and no investor or other party purchasing, selling or otherwise transferring beneficial ownership of the Preferred Trust Securities will receive, hold or deliver any certificate for Preferred Trust Securities. The Depositor, the Trustees and the Paying Agent will recognize the Depository or its nominee as the

Holder of Preferred Trust Securities for all purposes, including payment, notices and voting and shall have no payment, notice or communication obligations to the Owners.

                The Administrative Trustees, at the direction and expense of the Depositor, may from time to time appoint a Depository or a successor thereto and enter into a letter of representations or other agreement with such Depository to establish procedures with respect to the Preferred Trust Securities. Any Depository shall be a Clearing Agency.

                The Depositor and the Trustees covenant and agree to meet the requirements of a Depository for the Preferred Trust Securities with respect to required notices and other provisions of the letter of representations or agreement executed with respect to such Preferred Trust Securities.

                Whenever the beneficial ownership of any Preferred Trust Securities is determined through the books of a Depository, the requirements in this Trust Agreement of holding, delivering or transferring such Preferred Trust Securities shall be deemed modified with respect to such Preferred Trust Securities to meet the requirements of the Depository with respect to actions of the Trustees, the Depositor and the Paying Agent. Any provisions hereof permitting or requiring delivery of such Preferred Trust Securities shall, while such Preferred Trust Securities are in a book-entry system, be satisfied by the notation on the books of the Depository in accordance with applicable state law.

                Definitive Preferred Trust Securities Certificates will be issued and delivered to the Owners of such Preferred Trust Securities in accordance with registration instructions of the Depository if (a) the Depository is no longer willing or able to properly discharge its responsibilities with respect to the Preferred Trust Securities, and the Depositor does not appoint a successor Depository within 90 days after such discontinuance, or (b) the Depositor at its option advises the Trustees in writing that it elects to terminate the book-entry system through the Depository.

                SECTION 5.13. RIGHTS OF SECURITYHOLDERS. The legal title to the Trust Property is vested exclusively in the Property Trustee (in its capacity as such) in accordance with Section 2.09, and the Securityholders shall not have any right or title therein other than an undivided beneficial interest in the assets of the Trust conferred by their Trust Securities and they shall have no right to call for any partition or division of property, profits or rights of the Trust except as described below. The Trust Securities shall be personal property giving only the rights specifically set forth therein and in this Trust Agreement. The Preferred Trust Securities shall have no preemptive or similar rights and when issued and delivered to Securityholders against payment of the purchase price therefor will be fully paid and nonassessable undivided beneficial interests in the assets of the Trust.

                SECTION 5.14. CANCELLATION BY TRANSFER AGENT AND REGISTRAR. All Trust Securities Certificates surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Transfer Agent and Registrar, be delivered to the Transfer Agent and Registrar and, if not theretofore canceled, shall be promptly canceled by the Transfer Agent and Registrar. No Trust Securities Certificates shall be issued in lieu of or in exchange for any Trust Securities Certificates canceled as provided in this Section, except as expressly permitted by this Trust Agreement. All canceled Trust Securities Certificates held by the Transfer Agent and Registrar shall be disposed of in accordance with its customary procedures.

                                   ARTICLE VI

                    ACTS OF SECURITYHOLDERS; MEETINGS; VOTING

                SECTION 6.01. LIMITATIONS ON VOTING RIGHTS. (a) Except as provided in this Section 6.01, Section 8.10 and Section 10.03 and as otherwise required by law, no Holder of Preferred Trust Securities shall have any right to vote or in any manner otherwise control the administration, operation and management of the Trust or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Trust Securities Certificates, be construed so as to constitute the Securityholders from time to time as partners or members of an association. If the Property Trustee fails to enforce its rights under the Subordinated Notes or this Trust Agreement, a Holder of Preferred Trust Securities may, to the fullest extent permitted by law, institute a legal proceeding directly against the Depositor or the Subordinated Notes Issuer to enforce the Property Trustee's rights under the Subordinated Notes or this Trust Agreement without first instituting any legal proceeding against the Property Trustee or any other Person. Notwithstanding the foregoing, a Holder of Preferred Trust Securities may directly institute a proceeding for enforcement of payment to such Holder of principal of or interest on the Subordinated Notes having a principal amount equal to the aggregate Liquidation Preference amount of the Preferred Trust Securities of such Holder on or after the due dates specified in the Subordinated Notes.

                (b) So long as any Subordinated Notes are held by the Property Trustee, the Property Trustee shall not (i) direct the time, method and place of conducting any proceeding for any remedy available to the Subordinated Notes Trustee, or executing any trust or power conferred on the Subordinated Notes Trustee with respect to such Subordinated Notes, (ii) waive any past default which is waivable under Section 813 of the Subordinated Indenture, (iii) exercise any right to rescind or annul a declaration that the principal of all the Subordinated Notes shall be due and payable or (iv) consent to any amendment, modification or termination of the Subordinated Indenture or the Subordinated Notes, where such consent shall be required, without, in each case, obtaining the prior approval of the Holders of at least a majority of the aggregate Liquidation Amount of the Outstanding Preferred Trust Securities; provided, however, that where a consent under the Subordinated Indenture would require the consent of Holders of greater than a majority in principal amount (a "Supermajority") of Subordinated Notes affected thereby, no such consent shall be given by the Property Trustee without the prior written consent of the same Supermajority of Holders of Preferred Trust Securities; and further provided, that if any past default is not waivable under the Subordinated Indenture, it shall not be waivable under this Trust Agreement. The Property Trustee shall not revoke any action previously authorized or approved by a vote of the Preferred Trust Securities, except pursuant to a subsequent vote of the Preferred Trust Securities. The Property Trustee shall notify all Holders of the Preferred Trust Securities of any notice of default received from the Subordinated Notes Trustee with respect to the Subordinated Notes. In addition to obtaining the foregoing approvals of the Holders of the Preferred Trust Securities, prior to taking any of the foregoing actions, the Property Trustee shall, at the expense of the Depositor, obtain an Opinion of Counsel experienced in such matters to the effect that such action will not cause the Trust to be classified as an association or publicly traded partnership taxable as a corporation for United States Federal income tax purposes.

                (c) If any proposed amendment to the Trust Agreement provides for, or the Trustees otherwise propose to effect, (i) any action that would materially adversely affect the powers, preferences or special rights of the Preferred Trust Securities, whether by way of amendment to the Trust Agreement or otherwise, or (ii) the dissolution, winding-up or termination of the Trust, other than pursuant to the terms of this Trust Agreement, then the Holders of Outstanding Preferred Trust Securities as a class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of the Holders of at least majority in aggregate Liquidation Amount of the Outstanding Preferred Trust Securities.

                (d) The Holders of a majority in Outstanding Liquidation Amount of the Preferred Trust Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Property Trustee in respect of this Trust Agreement or the Subordinated Notes or exercising any trust or power conferred upon the Property Trustee under this Trust Agreement; provided, however, that, subject to Section 8.01, the Property Trustee shall have the right to decline to follow any such direction if the Property Trustee being advised by counsel determines that the action so directed may not lawfully be taken, or if the Property Trustee in good faith shall, by a Responsible Officer or Officers of the Property Trustee, determine that the proceedings so directed would be illegal or involve it in personal liability or be unduly prejudicial to the rights of Holders not party to such direction, and provided further that nothing in this Trust Agreement shall impair the right of the Property Trustee to take any action deemed proper by the Property Trustee and which is not inconsistent with such direction.

                SECTION 6.02. NOTICE OF MEETINGS. Notice of all meetings of the Holders of Preferred Trust Securities, stating the time, place and purpose of the meeting, shall be given by the Administrative Trustees pursuant to Section
10.08 to each Holder of a Preferred Trust Security, at such Holder's registered address, at least 15 days and not more than 90 days before the meeting. At any such meeting, any business properly before the meeting may be so considered whether or not stated in the notice of the meeting. Any adjourned meeting may be held as adjourned without further notice.

                SECTION 6.03. MEETINGS OF HOLDERS OF PREFERRED TRUST SECURITIES. No annual meeting of Securityholders is required to be held. The Administrative Trustees, however, shall call a meeting of Securityholders to vote on any matter upon the written request of the Holders of 25% of the then Outstanding Preferred Trust Securities (based upon their aggregate Liquidation Amount) and the Administrative Trustees or the Property Trustee may, at any time in their discretion, call a meeting of Holders of Preferred Trust Securities to vote on any matters as to which the Holders of Preferred Trust Securities are entitled to vote.

                Holders of at least a majority of the then Outstanding Preferred Trust Securities (based upon their aggregate Liquidation Amount), present in person or by proxy, shall constitute a quorum at any meeting of Securityholders.

                If a quorum is present at a meeting, an affirmative vote by the Holders of Preferred Trust Securities present, in person or by proxy, holding at least a majority of the then Outstanding Preferred Trust Securities (based upon their aggregate Liquidation Amount) present, either in person or by proxy, at such meeting shall constitute the action of the Securityholders, unless this Trust Agreement requires a greater number of affirmative votes.

                SECTION 6.04. VOTING RIGHTS. Securityholders shall be entitled to one vote for each $25 of Liquidation Amount represented by their Outstanding Trust Securities in respect of any matter as to which such Securityholders are entitled to vote.

                SECTION 6.05. PROXIES, ETC. At any meeting of Securityholders, any Securityholder entitled to vote thereat may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Administrative Trustees, or with such other officer or agent of the Trust as the Administrative Trustees may direct, for verification prior to the time at which such vote shall be taken. Only Securityholders of record shall be entitled to vote. When Trust Securities are held jointly by several Persons, any one of them may vote at any meeting in person or by proxy in respect of such Trust Securities, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Trust Securities. A proxy purporting to be executed by or on behalf of a Securityholder shall be deemed valid unless challenged at or prior to its exercise, or, if earlier, until eleven months after it is sent and the burden of proving invalidity shall rest on the challenger. No proxy shall be valid more than three years after its date of execution.

                SECTION 6.06. SECURITYHOLDER ACTION BY WRITTEN CONSENT. Any action which may be taken by Securityholders at a meeting may be taken without a meeting and without prior notice if Securityholders holding a majority of all Outstanding Trust Securities entitled to vote in respect of such action (or such larger proportion thereof as shall be required by any express provision of this Trust Agreement) shall consent to the action in writing (based upon their aggregate Liquidation Amount).

                SECTION 6.07. RECORD DATE FOR VOTING AND OTHER PURPOSES. For the purposes of determining the Securityholders who are entitled to notice of and to vote at any meeting or to vote by written consent without prior notice, or to participate in any Distribution on the Trust Securities in respect of which a record date is not otherwise provided for in this Trust Agreement, or for the purpose of any other action, the Administrative Trustees may from time to time fix a date, not more than 90 days prior to the date of any meeting of Securityholders or the payment of Distribution or other action including action to be taken by written consent, as the case may be, as a record date for the determination of the identity of the Securityholders of record for such purposes.

                SECTION 6.08. ACTS OF SECURITYHOLDERS. Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Trust Agreement to be given, made or taken by Securityholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders in person or by an agent duly appointed in writing; and, except as otherwise expressly provided herein, such action shall become effective when such instrument or instruments are delivered to the Administrative

Trustees. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Securityholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Trust Agreement and (subject to Section 8.01) conclusive in favor of the Trustees, if made in the manner provided in this Section.

                The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgements of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which any Trustee deems sufficient.

                The ownership of Preferred Trust Securities shall be proved by the Securities Register.

                Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Securityholder of any Trust Security shall bind every future Securityholder of the same Trust Security and the Securityholder of every Trust Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustees or the Trust in reliance thereon, whether or not notation of such action is made upon such Trust Security.

                Without limiting the foregoing, a Securityholder entitled hereunder to take any action hereunder with regard to any particular Trust Security may do so with regard to all or any part of the Liquidation Amount of such Trust Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such Liquidation Amount.

                If any dispute shall arise between or among the Securityholders and the Administrative Trustees with respect to the authenticity, validity or binding nature of any request, demand, authorization, direction, consent, waiver or other Act of such Securityholder or Trustee under this Article VI, then the determination of such matter by the Property Trustee shall be conclusive with respect to such matter.

                SECTION 6.09. INSPECTION OF RECORDS. Subject to Section 5.07 concerning access to the list of Securityholders, upon reasonable notice to the Administrative Trustees and the Property Trustee, the other records of the Trust shall be open to inspection by Securityholders during normal business hours for any purpose reasonably related to such Securityholder's interest as a Securityholder.

                                  ARTICLE VII

                 REPRESENTATIONS AND WARRANTIES OF THE PROPERTY
                        TRUSTEE AND THE DELAWARE TRUSTEE

                SECTION 7.01. PROPERTY TRUSTEE. The Property Trustee and any successor Property Trustee hereby represents and warrants for the benefit of the Depositor and the Securityholders that:

                (a)      the Property Trustee is (i) a bank as defined in
Section 581 of the Code or (ii) a U.S. government-owned agency or U.S. government sponsored enterprise or (iii) a banking corporation, validly existing and in good standing under the laws of the State of New York;

                (b) the Property Trustee has full corporate power, authority and legal right to execute, deliver and perform its obligations under this Trust Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Trust Agreement;

                (c) this Trust Agreement has been duly authorized, executed and delivered by the Property Trustee and constitutes the valid and legally binding agreement of the Property Trustee enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                (d) the execution, delivery and performance by the Property Trustee of this Trust Agreement will not violate, conflict with or constitute a breach of the Property Trustee's charter or by-laws; and

                (e) the execution, delivery and performance by the Property Trustee of this Trust Agreement does not require the consent or approval of, the giving of notice to, or the registration with any Federal or state banking authority having jurisdiction over its trust powers.

                SECTION 7.02. DELAWARE TRUSTEE. The Delaware Trustee and any successor Delaware Trustee represents and warrants for the benefit of the Depositor and the Securityholders that:

                (a) the Delaware Trustee is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America;

                (b) the Delaware Trustee has full corporate power, authority and legal right to execute, deliver and perform its obligations under this Trust Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Trust Agreement;

                (c) this Trust Agreement has been duly authorized, executed and delivered by the Delaware Trustee and constitutes the valid and legally binding agreement of the Delaware Trustee enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                (d) the Delaware Trustee is a natural person who is a resident of the State of Delaware or, if not a natural person, an entity which has its principal place of business in the State of Delaware and, in either case, a Person that satisfies for the Trust the requirements of Section 3807 of the Delaware Business Trust Act;

                (e) the execution, delivery and performance by the Delaware Trustee of this Trust Agreement will not (i) violate the Delaware Trustee's charter or by-laws or (ii) violate any law, governmental rule or regulation of the State of Delaware governing the trust powers of the Delaware Trustee or any order, judgment or decree applicable to the Delaware Trustee; and

                (f) the execution, delivery and performance by the Delaware Trustee of this Trust Agreement does not require the consent or approval of, the giving of notice to, or the registration with any Federal or state banking authority having jurisdiction over its trust powers.

                                  ARTICLE VIII

                                  THE TRUSTEES

                SECTION 8.01. CERTAIN DUTIES AND RESPONSIBILITIES. (a) The rights, immunities, duties and responsibilities of the Trustees shall be restricted to those set forth in the express provisions of this Trust Agreement and, in the case of the Property Trustee, as provided in the Trust Indenture Act, and no implied covenants or obligations shall be read into this Trust Agreement against any of the Trustees. For purposes of Sections 315(a) and 315(c) of the Trust Indenture act, the term "default" is hereby defined as an Event of Default which has occurred and is continuing. Notwithstanding the foregoing, no provision of this Trust Agreement shall require any of the Trustees to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Trust Agreement relating to the conduct or affecting the liability of or affording protection to the Trustees shall be subject to the provisions of this Section. To the extent that, at law or in equity, a Trustee has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to the Securityholders, such Trustee shall not be liable to the Trust or to any Securityholder for such Trustee's good faith reliance on the provisions of this Trust Agreement. The provisions of this Trust Agreement, to the extent that they restrict the duties and liabilities of any Trustee otherwise existing at law or in equity, are agreed by the Depositor and the Securityholders to replace such other duties and liabilities of such Trustee.

                (b) All payments made by the Property Trustee or a Paying Agent in respect of the Trust Securities shall be made only from the income and proceeds from the Trust Property and only to the extent that there shall be sufficient income or proceeds from the Trust Property to enable the Property Trustee or Paying Agent to make payments in accordance with the terms hereof. Each Securityholder, by its acceptance of a Trust Security, agrees that it will look solely to the income and proceeds from the Trust Property to the extent available for distribution to it as herein provided and that the Trustees are not personally liable to it for any amount distributable in respect of any Trust Security or for any other liability in respect of any Trust Security. This Section 8.01(b) does not limit the liability of the Trustees expressly set forth elsewhere in this Trust Agreement or, in the case of the Property Trustee, in the Trust Indenture Act.

                (c) All duties and responsibilities of the Property Trustee contained in this Trust Agreement are subject to the following:

                         (i) the Property Trustee's sole duty with respect to the custody, safe keeping and physical preservation of the Trust Property shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections, exculpations and limitations on liability afforded to the Property Trustee under this Trust Agreement, the Trust Indenture Act, the Delaware Business Trust Act and, to the extent applicable, Rule 3a-7 under the Investment Company Act or any successor rule thereunder;

                         (ii) the Property Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Trust Property or the payment of any taxes or assessments levied thereon or in connection therewith;

                         (iii) the Property Trustee shall not be liable for any
                interest on any money received by it except as it may otherwise agree in writing with the Depositor. Money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Payment Account established by the Property Trustee pursuant to this Trust Agreement and except to the extent otherwise required by law; and

                         (iv) the Property Trustee shall not be responsible for monitoring the compliance by the Administrative Trustees or the Depositor with their respective duties under this Trust Agreement, nor shall the Property Trustee be liable for the default or misconduct of the Administrative Trustees or the Depositor.

                (d) The Trustees shall not be responsible for monitoring the compliance by the other Trustees or the Depositor with their respective duties under this Trust Agreement, nor shall any Trustee be liable for the default or misconduct of any other Trustee or the Depositor.

                SECTION 8.02. NOTICE OF DEFAULTS. (a) Within ninety (90) days after the occurrence of any default known to the Property Trustee, the Property Trustee shall transmit, in the manner and to the extent provided in Section 10.08, notice of such default to the Securityholders, the Depositor, the Trust Securities Guarantor and the Administrative Trustees, unless such default shall have been cured or waived before the giving of such notice, provided that, except in the case of a payment default, the Property Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors or Responsible Officers of the Property Trustee in good faith determines that the withholding of such notice is in the interests of the Holders. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

                SECTION 8.03. CERTAIN RIGHTS OF PROPERTY TRUSTEE. Subject to the provisions of Section 8.01 and except as provided by law:

                         (i) the Property Trustee may rely and shall be protected in acting or refraining from acting in good faith upon any resolution, Opinion of Counsel, certificate, written representation of a Holder or transferee, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, appraisal, bond, debenture, note, other evidence of indebtedness or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

                         (ii) if (A) in performing its duties under this Trust Agreement the Property Trustee is required to decide between alternative courses of action or (B) in construing any of the provisions in this Trust Agreement the Property Trustee finds the same ambiguous or inconsistent with any other provisions contained herein or (C) the Property Trustee is unsure of the application of any provision of this Trust Agreement, then, except as to any matter as to which the Preferred Trust Securityholders are entitled to vote under the terms of this Trust Agreement, the Property Trustee shall deliver a notice to the Depositor requesting written instructions of the Depositor as to the course of action to be taken. The Property Trustee shall take such action, or refrain from taking such action, as the Property Trustee shall be instructed in writing to take, or to refrain from taking, by the Depositor; provided, however, that if the Property Trustee does not receive such instructions of the Depositor within ten Business Days after it has delivered such notice, or such reasonably shorter period of time set forth in such notice (which to the extent practicable shall not be less than two Business Days), it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Trust Agreement as it shall deem advisable and in the best interests of the Securityholders, in which event the Property Trustee shall have no liability except for its own bad faith, negligence or willful misconduct;

                         (iii) whenever in the administration of this Trust
                Agreement the Property Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, request and rely upon an Officer's Certificate which, upon receipt of such request, shall be promptly delivered by the Depositor or the Administrative Trustees;

                         (iv) the Property Trustee may consult with counsel of its selection (which counsel may be counsel to the Property Trustee, Depositor or the Trust Securities Guarantor or any of their Affiliates, and may include any of their employees) and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon and in accordance with such advice;

                         (v) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Trust Agreement at the request or direction of any Securityholder pursuant to this Trust Agreement, unless such Securityholder shall have offered to the Property Trustee reasonable security or indemnity against the costs, expenses (including reasonable attorneys' fees and expenses) and liabilities which might be incurred by it in complying with such request or direction; provided that, nothing contained in this
                Section 8.03(v) shall be taken to relieve the Property Trustee, upon the occurrence of an Event of Default, of its obligation to exercise the rights and powers vested in it by this Trust Agreement;

                         (vi) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, approval, bond, debenture, note or other evidence of indebtedness or other paper or document, but the Property Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Property Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Depositor personally or by agent or attorney;

                         (vii) the Property Trustee may execute any of the
                trusts or powers hereunder or perform any duties hereunder either directly or by or through its agents or attorneys, and the Property Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                         (viii)the Property Trustee shall not be liable for any
                action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Trust Agreement;

                         (ix) the Property Trustee shall not be charged with knowledge of any default or Event of Default with respect to the Trust Securities unless either (A) a Responsible Officer of the Property Trustee shall have actual knowledge of the default or Event of Default or (B) written notice of such default or Event of Default shall have been given to the Property Trustee by the Depositor, the Administrative Trustees or by any Holder of the Trust Securities;

                         (x) no provision of this Trust Agreement shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts or to exercise any such right, power, duty or obligation; and no permissive or discretionary power or authority available to the Property Trustee shall be construed to be a duty;

                         (xi) no provision of this Trust Agreement shall require the Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if the Property Trustee shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Trust Agreement or adequate indemnity against such risk or liability is not reasonably assured to it;

                         (xii) the Property Trustee shall have no duty to see to
                any recording, filing or registration of any instrument (including any financing or continuation statement or any tax or securities form) (or any rerecording, refiling or reregistration thereof);

                         (xiii) the Property Trustee shall have the right at any
                time to seek instructions concerning the administration of this Trust Agreement from any court of competent jurisdiction;

                         (xiv) whenever in the administration of this Trust
                Agreement the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Property Trustee
                (A) may request instructions from the Holders of the Trust Securities, which instructions may only be given by the Holders of the same Liquidation Amount of the Trust Securities as would be entitled to direct the Property Trustee under the terms of this Trust Agreement in respect of such remedies, rights or actions, (B) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (C) shall be protected in acting in accordance with such instructions; and

                         (xv) unless otherwise expressly provided herein, any direction or act of the Depositor contemplated by this Trust Agreement shall be sufficiently evidenced by an Officers' Certificate.

                SECTION 8.04. NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES. The recitals contained herein and in the Trust Securities Certificates shall be taken as the statements of the Trust, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the title to, or value or condition of, the property of the Trust or any part thereof, nor as to the validity or sufficiency of this Trust Agreement, the Subordinated Notes or the Trust Securities. The Trustees shall not be accountable for the use or application by the Trust of the proceeds of the Trust Securities.

                SECTION 8.05. MAY HOLD SECURITIES. Any Trustee or any agent of any Trustee or the Trust, in its individual or any other capacity, or the Subordinated Notes Issuer, may become the owner or pledgee of Trust Securities and, subject to Sections 8.08 and 8.13, and except as provided in the definition of the term "Outstanding" in Article I, may otherwise deal with the Trust with the same rights it would have if it were not a Trustee or such agent.

                SECTION 8.06. COMPENSATION; FEES; INDEMNITY. The Depositor agrees:

                         (i) to pay to the Trustees from time to time such reasonable compensation as shall be agreed in writing with the Depositor for all services rendered by the Trustees hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                         (ii) except as otherwise expressly provided herein, to reimburse the Trustees upon request for all reasonable expenses, disbursements and advances reasonably incurred or made by the Trustees in accordance with any provision of this Trust Agreement (including the reasonable compensation and the expenses and disbursements of their agents and counsel), except any such expense, disbursement or advance as may be attributable to their negligence (gross negligence, in the case of any Administrative Trustee), bad faith or willful misconduct; and

                         (iii) to the fullest extent permitted by applicable
                law, to indemnify each Trustee for, and to hold each Trustee harmless against, any and all loss, damage, claims, liability or expense incurred without negligence (gross negligence, in the case of any Administrative Trustee or the Delaware Trustee), bad faith or willful misconduct on its part, arising out of or in connection with the acceptance or administration of the trust or trusts under this Trust Agreement, including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

                No Trustee may claim any Lien or charge on any Trust Property as a result of any amount due pursuant to this Section 8.06.

                In addition to the rights provided to each Trustee pursuant to the provisions of the immediately preceding paragraph of this Section 8.06 and without prejudice to any rights available to the Trustees under applicable law, when a Trustee incurs expenses or renders services in connection with an Event of Default resulting from a Bankruptcy Event with respect to the Trust, the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or State bankruptcy, insolvency or other similar law.

                The provisions of this Section 8.06 shall survive the resignation or removal of any Trustee and the termination of this Trust Agreement.

                SECTION 8.07. CERTAIN TRUSTEES REQUIRED; ELIGIBILITY. (a) There shall at all times be a Property Trustee hereunder with respect to the Trust Securities. The Property Trustee shall be a Person that has a combined capital and surplus of at least $50,000,000. If any such

Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Property Trustee with respect to the Trust Securities shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article VIII.

                (b) There shall at all times be one or more Administrative Trustees hereunder with respect to the Trust Securities. Each Administrative Trustee shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more persons authorized to bind such entity.

                (c) There shall at all times be a Delaware Trustee with respect to the Trust Securities. The Delaware Trustee shall either be (i) a natural person who is at least 21 years of age and a resident of the State of Delaware or (ii) a legal entity with its principal place of business in the State of Delaware that otherwise meets the requirements of applicable Delaware law and that shall act through one or more persons authorized to bind such entity.

                (d) At all times, each Trustee under this Trust Agreement, and each person to whom a Trustee delegates authority under this Trust Agreement, must be a United States Person as defined in Section 7701(a)(30) of the Code.

                SECTION 8.08. CONFLICTING INTERESTS. If the Property Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Property Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Trust Agreement. The Subordinated Indenture and the securities of any series issued thereunder and the Trust Securities Guarantee Agreement shall be deemed to be specifically described in this Trust Agreement for the purposes of clause (i) of the first proviso contained in Section 310(b) of the Trust Indenture Act.

                SECTION 8.09. CO-TRUSTEES AND SEPARATE TRUSTEE. At any time or times, for the purpose of meeting the legal requirements of the Trust Indenture Act or of any jurisdiction in which any part of the Trust Property may at the time be located, the Depositor and the Administrative Trustees, by agreed action of the majority of such Trustees (except as provided in the following sentence), shall have power to appoint, and upon the written request of the Administrative Trustees, the Depositor shall for such purpose join with the Administrative Trustees in the execution, delivery, and performance of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Property Trustee either to act as co-trustee, jointly with the Property Trustee, of all or any part of such Trust Property, or to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If the Depositor does not join in such appointment within 15 days after the receipt by it of a request so to do, or in case a Subordinated Note Event of Default has occurred and is continuing, the Property Trustee alone shall have power to make such appointment.

                Should any written instrument from the Depositor be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right, or power, any and all such instruments shall, on request, be executed, acknowledged, and delivered by the Depositor.

                Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms, namely:

                (1) The Trust Securities shall be executed and delivered and all rights, powers, duties, and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustees designated for such purpose hereunder, shall be exercised, solely by such Trustees.

                (2) The rights, powers, duties, and obligations hereby conferred or imposed upon the Property Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Property Trustee or by the Property Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Property Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties, and obligations shall be exercised and performed by such co-trustee or separate trustee.

                (3) The Property Trustee at any time, by an instrument in writing executed by it, with the written concurrence of the Depositor, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section 8.09, and, in case a Subordinated Note Event of Default has occurred and is continuing, the Property Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Depositor. Upon the written request of the Property Trustee, the Depositor shall join with the Property Trustee in the execution, delivery, and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section.

                (4) No co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of any Trustee, or any other such trustee hereunder.

                (5) The Property Trustee shall not be liable by reason of any act of a co-trustee or separate trustee hereunder.

                (6) Any Act of Holders delivered to the Property Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

                SECTION 8.10. RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR. No resignation or removal of any Trustee (as the case may be, the "Relevant Trustee") and no appointment of a successor Relevant Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Relevant Trustee in accordance with the applicable requirements of Section 8.11.

                The Relevant Trustee may resign at any time by giving written notice thereof to the Securityholders, the Depositor and the other Trustees, except that notice is only required to be delivered to the Securityholders in the event that the Property Trustee or the Delaware Trustee is the resigning Relevant Trustee. If the instrument of acceptance by a successor Relevant Trustee required by Section 8.11 shall not have been delivered to the resigning Relevant Trustee within 30 days after the giving of such notice of resignation, the resigning Relevant Trustee may petition any court of competent jurisdiction for the appointment of a successor Relevant Trustee.

                Unless a Subordinated Note Event of Default shall have occurred and be continuing, the Relevant Trustee may be removed at any time by Act of the Common Trust Securityholder. If a Subordinated Note Event of Default shall have occurred and be continuing, the Property Trustee or the Delaware Trustee, or both of them, may be removed at such time by Act of the Holders of a majority of the aggregate Liquidation Amount of the Outstanding Preferred Trust Securities, delivered to the Relevant Trustee (in its individual capacity and on behalf of the Trust). An Administrative Trustee may be appointed, replaced or removed solely by the Common Trust Securityholder at any time.

                If the Relevant Trustee shall resign, be removed or become incapable of continuing to act as Relevant Trustee at a time when no Subordinated Note Event of Default shall have occurred and be continuing, the Common Trust Securityholder, by Act of the Common Trust Securityholder delivered to the retiring Relevant Trustee, shall promptly appoint a successor Relevant Trustee or Trustees, and the retiring Relevant Trustee shall comply with the applicable requirements of Section 8.11. If the Property Trustee or the Delaware Trustee shall resign, be removed or become incapable of continuing to act as the Property Trustee or the Delaware Trustee, as the case may be, at a time when a Subordinated Note Event of Default shall have occurred and be continuing, the Preferred Trust Securityholders, by Act of the Preferred Trust Securityholders of a majority in aggregate Liquidation Amount of the Outstanding Preferred Trust Securities delivered to such retiring Trustee, shall promptly appoint a successor Relevant Trustee or Trustees, and such successor shall comply with the applicable requirements of Section 8.11. If an Administrative Trustee shall resign, be removed or become incapable of acting as Administrative Trustee, at a time when a Subordinated Note Event of Default shall have occurred and be continuing, the Common Securityholder by Act of the Common Securityholder delivered to the Administrative Trustees shall promptly appoint a successor Administrative Trustee or Trustees and such successor Administrative Trustee or Trustees shall comply with the applicable requirements of Section 8.11. If no successor Relevant Trustee shall have been so appointed by the Common Trust Securityholders or the Preferred Trust Securityholders and accepted appointment in the manner required by Section 8.11, any Securityholder who has been a Securityholder of Trust Securities for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Relevant Trustee.

                The Property Trustee shall give notice of each resignation and each removal of a Property Trustee or Delaware Trustee and each appointment of a successor to such Trustee to all Securityholders in the manner provided in
Section 10.08 and shall give notice to the Depositor.

Such notice shall include the name of the successor Relevant Trustee and the address of its Corporate Trust Office if it is the Property Trustee.

                Notwithstanding the foregoing or any other provision of this Trust Agreement, in the event any Administrative Trustee or a Delaware Trustee who is a natural person dies or becomes in the opinion of the Depositor, incompetent or incapacitated, the vacancy created by such death, incompetence or incapacity may be filled by (i) the unanimous act of remaining Administrative Trustees if there are at least two of them or (ii) otherwise by the Depositor (with the successor in each case being an individual who satisfies the eligibility requirements for Administrative Trustees or Delaware Trustee, as the case may be, set forth in Section 8.07). Additionally, notwithstanding the foregoing or any other provision of this Trust Agreement, in the event the Depositor reasonably believes that any Administrative Trustee who is a natural person has become incompetent or incapacitated, the Depositor, by notice to the remaining Trustees, may terminate the status of such Person as an Administrative Trustee (in which case the vacancy so created will be filled in accordance with the preceding sentence).

                No Trustee shall be liable for the acts or omissions to act of any successor Trustee.

                SECTION 8.11. ACCEPTANCE OF APPOINTMENT BY SUCCESSOR. In case of the appointment hereunder of a successor Relevant Trustee, the retiring Relevant Trustee (if requested by the Depositor) and each successor Trustee shall execute and deliver an amendment hereto wherein each successor Relevant Trustee shall accept such appointment and which shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Relevant Trustee all the rights, powers, trusts and duties of the retiring Relevant Trustee and upon the execution and delivery of such amendment the resignation or removal of the retiring Relevant Trustee shall become effective to the extent provided therein and each such successor Relevant Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Relevant Trustee; but, on request of the Trust or any successor Relevant Trustee such retiring Relevant Trustee shall, upon payment of all sums owed to it, duly assign, transfer and deliver to such successor Trustee all Trust Property, all proceeds thereof and money held by such retiring Relevant Trustee hereunder with respect to the Trust Securities and the Trust.

                Upon request of any such successor Relevant Trustee, the retiring Relevant Trustee shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Relevant Trustee all such rights, powers and trusts referred to in the preceding paragraph.

                No successor Relevant Trustee shall accept its appointment unless at the time of such acceptance such successor Relevant Trustee shall be qualified and eligible under this Article VIII.

                SECTION 8.12. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS. Any Person into which the Property Trustee or the Delaware Trustee or any Administrative Trustee that is not a natural person may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which such Relevant Trustee shall be a party, or any Person succeeding to all or substantially all the corporate trust business of such Relevant Trustee, shall be the successor of such Relevant Trustee hereunder, provided such Person shall be otherwise qualified and eligible under this Article VIII, without the execution or filing of any paper, the giving of any notice or any further act on the part of any of the parties hereto.

                SECTION 8.13. PREFERENTIAL COLLECTION OF CLAIMS AGAINST DEPOSITOR OR TRUST. If and when the Property Trustee shall be or become a creditor of the Depositor or the Trust (or any other obligor upon the Subordinated Notes or the Trust Securities), the Property Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Depositor or Trust (or any such other obligor).

                SECTION 8.14. REPORTS BY PROPERTY TRUSTEE. (a) The Property Trustee shall transmit to Securityholders such reports concerning the Property Trustee and its actions under this Trust Agreement as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. Such of those reports as are required to be transmitted by the Property Trustee pursuant to Section 313(a) of the Trust Indenture Act shall be dated as of the next preceding May 15, and shall be transmitted no later than July 15 of each year, commencing May 15, 2002.

                (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Property Trustee with each national exchange, the Nasdaq National Market or such other interdealer quotation system or self-regulatory organization upon which the Trust Securities are listed or traded, if any, with the Commission and with the Depositor. The Depositor will notify the Property Trustee of any such listing or trading.

                SECTION 8.15. REPORTS TO THE PROPERTY TRUSTEE. The Depositor and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such documents, reports and information, if any, and the compliance certificate required by Section 314(a)(4) of the Trust Indenture Act, in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act, provided that such compliance certificate shall be delivered annually on or before June 15 in each year, beginning June 15, 2001. Delivery of such reports, information and documents by the Depositor to the Property Trustee is for informational purposes only and the Property Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Depositor's compliance with any of its covenants hereunder (as to which the Property Trustee is entitled to rely exclusively on Officer's Certificates).

                SECTION 8.16. EVIDENCE OF COMPLIANCE WITH CONDITIONS PRECEDENT. Each of the Depositor and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Trust Agreement (including any covenants compliance with which constitutes a condition precedent) that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to
Section 314(c)(1) of the Trust Indenture Act may be given in the form of an Officer's Certificate.

                SECTION 8.17. NUMBER OF TRUSTEES. (a) The number of Trustees shall be four, provided that the Depositor, by written instrument, may increase or decrease the number of Administrative Trustees.

                (b) If a Trustee ceases to hold office for any reason and the number of Administrative Trustees is not reduced pursuant to Section 8.17(a), or if the number of Trustees is increased pursuant to Section 8.17(a), a vacancy shall occur. The vacancy shall be filled with a Trustee appointed in accordance with Section 8.10.

                (c) The death, resignation, retirement, removal, bankruptcy, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul, dissolve or terminate the Trust. Whenever a vacancy in the number of Administrative Trustees shall occur, until such vacancy is filled by the appointment of an Administrative Trustee in accordance with Section 8.10, the Administrative Trustees in office, regardless of their number (and notwithstanding any other provision of this Agreement), shall have all the powers granted to the Administrative Trustees and shall discharge all the duties imposed upon the Administrative Trustees by this Trust Agreement.

                SECTION 8.18. DELEGATION OF POWER. (a) Any Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Sections 2.07(a) and 2.07(c), including any registration statement or amendment thereto filed with the Commission, or making any other governmental filing; and

                (b) the Administrative Trustees shall have power to delegate from time to time to such of their number the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Administrative Trustees or otherwise as the Administrative Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

                SECTION 8.19. FIDUCIARY DUTY.

                (a) Unless otherwise expressly provided herein and subject to the provisions of the Trust Indenture Act:

                         (i) whenever a conflict of interest exists or arises between an Indemnified Person and any Covered Person; or

                         (ii) whenever this Trust Agreement or any other agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder of Trust Securities, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Trust Agreement or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise; and

                (b) Unless otherwise expressly provided herein and subject to the provisions of the Trust Indenture Act, whenever in this Trust Agreement an Indemnified Person is permitted or required to make a decision

                         (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it reasonably desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

                         (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Trust Agreement or by applicable law.

                SECTION 8.20. DELAWARE TRUSTEE. It is expressly understood and agreed by the parties hereto that in fulfilling its obligations as Delaware Trustee hereunder on behalf of the Trust (i) any agreements or instruments executed and delivered by Chase Manhattan Bank USA, National Association are executed and delivered not in its individual capacity but solely as Delaware Trustee under this Trust Agreement in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as representations, warrants, covenants, undertakings and agreements by Chase Manhattan Bank USA, National Association in its individual capacity but is made and intended for the purpose of binding only the Trust, and (iii) under no circumstances shall Chase Manhattan Bank USA, National Association in its individual capacity be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaking by the Trust under this Trust Agreement, except if such breach or failure is due to any gross negligence or willful misconduct of the Delaware Trustee.

                                   ARTICLE IX

                           DISSOLUTION AND LIQUIDATION

                SECTION 9.01. DISSOLUTION UPON EXPIRATION DATE. Unless earlier dissolved, the Trust shall automatically dissolve on December 31, 2010 (the "Expiration Date") and the Trustees shall take such action as is required by
Section 9.04.

                SECTION 9.02. EARLY DISSOLUTION. Upon the first to occur of any of the following events (such first occurrence, an "Early Termination Event"):

                         (i) the occurrence of a Bankruptcy Event in respect of, or the dissolution or liquidation of, the Depositor;

                         (ii) the redemption of all of the Preferred Trust Securities;

                         (iii) an order for judicial dissolution of the Trust
                having been entered by a court of competent jurisdiction;

                         (iv) the election by the Depositor to dissolve the Trust and, after satisfaction of liabilities to creditors of the Trust, distribute the Subordinated Notes to the Holders of Preferred Trust Securities in liquidation of the Trust;

the Trust shall dissolve and the Trustees shall take such action as is required by Section 9.04.

                SECTION 9.03. TERMINATION. The respective obligations and responsibilities of the Trust and the Trustees created hereby shall terminate upon the latest to occur of the following: (i) the distribution by the Property Trustee to Securityholders upon the liquidation of the Trust pursuant to Section 9.04, or upon the redemption of all of the Trust Securities pursuant to Section
4.02 or 9.04(d), of all amounts required to be distributed hereunder upon the final payment of the Trust Securities; (ii) the payment of any expenses owed by the Trust; (iii) the discharge of all administrative duties of the Administrative Trustees, including the performance of any tax reporting obligations with respect to the Trust or the Securityholders and (iv) the filing of a certificate of cancellation with the Delaware Secretary of State.

                SECTION 9.04. LIQUIDATION. (a) Upon the Expiration Date or if an Early Termination Event specified in clause (i), (iii) or (iv) of Section 9.02 occurs, after satisfaction of creditors of the Trust, if any, as provided by applicable law, the Trust shall be liquidated by the Administrative Trustees as expeditiously as such Trustees determine to be appropriate by distributing to each Securityholder a Like Amount of Subordinated Notes, subject to Section 9.04(e). Notice of liquidation shall be given by the Administrative Trustees by first-class mail, postage prepaid, mailed not later than 30 nor more than 60 days prior to the Liquidation Date to each Holder of Trust Securities at such Holder's address appearing in the Securities Register. All notices of liquidation shall:

                         (i)   state the Liquidation Date;

                         (ii) state that from and after the Liquidation Date, the Trust Securities will no longer be deemed to be Outstanding and any Trust Securities Certificates not surrendered for exchange will be deemed to represent a Like Amount of Subordinated Notes; and

                         (iii) provide such information with respect to the
                mechanics by which Holders may exchange Trust Securities Certificates for Subordinated Notes, or, if Section 9.04(e) applies, receive a Liquidation Distribution, as the Administrative Trustees or the Property Trustee shall deem appropriate.

                (b) Except where Sections 9.02(ii), 9.04(d) or 9.04(e) apply, in order to effect the liquidation of the Trust hereunder, and any resulting distribution of the Subordinated Notes to

Securityholders, the Administrative Trustees shall establish a record date for such distribution (which shall be not more than 45 days prior to the Liquidation
Date) and, either itself acting as exchange agent or through the appointment of a separate exchange agent, shall establish such procedures as it shall deem appropriate to effect the distribution of Subordinated Notes in exchange for the Outstanding Trust Securities Certificates.

                (c) Except where Sections 9.02(ii), 9.04(d) or 9.04(e) apply, after any Liquidation Date, (i) the Trust Securities will no longer be deemed to be Outstanding, (ii) certificates representing a Like Amount of Subordinated Notes will, after satisfaction of liabilities to creditors of the Trust, if any, as provided by applicable law, be issued to Holders of Trust Securities Certificates, upon surrender of such Trust Securities Certificates to the Administrative Trustees or their agent for exchange, (iii) any Trust Securities Certificates not so surrendered for exchange will be deemed to represent a Like Amount of Subordinated Notes, accruing interest at the rate provided for in the Subordinated Notes from the last Distribution Date on which a Distribution was made on such Trust Securities Certificates until such Trust Securities Certificates are so surrendered (and until such Trust Securities Certificates are so surrendered, no payments or interest or principal will be made to Holders of Trust Securities Certificates with respect to such Subordinated Notes) and (iv) all rights of Securityholders holding Trust Securities will cease, except the right of such Securityholders to receive, after satisfaction of liabilities to creditors of the Trust, if any, as provided by applicable law, Subordinated Notes upon surrender of Trust Securities Certificates.

                (d) If at any time, a Tax Event shall occur and be continuing, and either (i) in the Opinion of Counsel to the Depositor experienced in such matters, there would in all cases, after effecting the dissolution of the Trust, after satisfaction of liabilities to creditors of the Trust, if any, as provided by applicable law, and the distribution of the Subordinated Notes to the Holders of the Preferred Trust Securities in exchange therefor, be more than an insubstantial risk that an Adverse Tax Consequence would continue to exist or (ii) the Subordinated Notes are not held by the Trust, then the Depositor shall have the right to redeem the Subordinated Notes, in whole but not in part, at any time within 90 days following the occurrence of the Tax Event. Whether or not a Tax Event has occurred, the Depositor has the right, at any time, to dissolve the Trust and, after satisfaction of liabilities to creditors of the Trust, if any, as provided by applicable law, shall cause the Subordinated Notes to be distributed to the Holders of the Preferred Trust Securities and Common Trust Securities on a Pro Rata basis.

                (e) In the event that, notwithstanding the other provisions of this Section 9.04, whether because of an order for dissolution entered by a court of competent jurisdiction or otherwise, distribution of the Subordinated Notes in the manner provided herein is determined by the Property Trustee not to be practical, the Trust Property shall be liquidated, and the Trust shall be wound-up, by the Property Trustee in such manner as the Property Trustee determines. In such event, Securityholders will be entitled to receive out of the assets of the Trust available for distribution to Securityholders, after satisfaction of liabilities to creditors of the Trust, if any, as provided by applicable law, an amount equal to the Liquidation Amount per Trust Security plus accumulated and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"). If, upon any such winding up, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then, subject to the next succeeding sentence, the amounts payable by the Trust on the Trust Securities shall be paid on a Pro Rata basis (based upon Liquidation Amounts). The Holder of Common Trust Securities will be entitled to receive Liquidation Distributions upon any such winding-up Pro Rata (determined as aforesaid) with Holders of Preferred Trust Securities, except that, if a Subordinated Note Event of Default (or event that with the lapse of time or giving of notice would become an Event of Default) has occurred and is continuing, the Preferred Trust Securities shall have a priority over the Common Trust Securities.

                SECTION 9.05. MERGERS, CONSOLIDATIONS, AMALGAMATIONS OR REPLACEMENTS OF THE TRUST. The Trust may not merge, consolidate, amalgamate with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any other Person, except pursuant to this
Article IX. At the request of the Depositor, with the consent of the Administrative Trustees and without the consent of the Holders of the Preferred Trust Securities, the Property Trustee or the Delaware Trustee, the Trust may merge, consolidate, amalgamate, with or into, or be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to a trust organized as such under the laws of any State; provided, that (i) such successor entity either (a) expressly assumes all of the obligations of the Trust with respect to the Preferred Trust Securities or (b) substitutes for the Preferred Trust Securities other securities having substantially the same terms as the Preferred Trust Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Preferred Trust Securities rank in priority with respect to distributions and payments upon liquidation, redemption and otherwise, (ii) a trustee of such successor entity possessing substantially the same powers and duties as the Property Trustee is appointed to hold the Subordinated Notes, (iii) the Successor Securities are listed or traded, or any Successor Securities will be listed upon notification of issuance, on any national securities exchange or other organization on which the Preferred Trust Securities are then listed or traded, if any, (iv) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not cause the Preferred Trust Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization, (v) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the holders of the Preferred Trust Securities (including any Successor Securities) in any material respect, (vi) such successor entity has a purpose substantially identical to that of the Trust, (vii) prior to such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, the Depositor has received an Opinion of Counsel to the effect that (a) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the holders of the Preferred Trust Securities (including any Successor Securities) in any material respect, and (b) following such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, neither the Trust nor such successor entity will be required to register as an investment company under the Investment Company Act and (viii) the Depositor or its permitted transferee owns all of the common securities of such successor entity and guarantees the obligations of such successor entity under the Successor Securities at least to the extent provided by the guarantee. Notwithstanding the foregoing, the Trust shall not, except with the consent of Holders of all the Preferred Trust Securities, consolidate, amalgamate or merge with or into, or be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to any other Person or permit any other Person to consolidate, amalgamate or merge with or into, or replace it if such consolidation, amalgamation, merger, replacement, conveyance, transfer or lease would cause the Trust or the successor entity to be classified as other than a grantor trust for United States federal income tax purposes.

                                   ARTICLE X

                            MISCELLANEOUS PROVISIONS

                SECTION 10.01. PAYMENT OF EXPENSES OF THE TRUST. Pursuant to Article Three of the Supplemental Indenture No. 1 to the Indenture, the Subordinated Notes Issuer has agreed to pay to the Trust, and reimburse the Trust for, the full amount of any costs, expenses or liabilities of the Trust (other than obligations of the Trust to pay the Holders of any Preferred Trust Securities or Common Trust Securities), including, without limitation, any taxes, duties or other governmental charges of whatever nature (other than withholding taxes) imposed on the Trust by the United States or any other taxing authority. Such payment obligation includes any such costs, expenses or liabilities of the Trust that are required by applicable law to be satisfied in connection with a termination of the Trust.

                SECTION 10.02. LIMITATION OF RIGHTS OF SECURITYHOLDERS. The death, incapacity, bankruptcy, dissolution or termination of any Person having an interest, beneficial or otherwise, in a Trust Security shall not operate to terminate this Trust Agreement, nor dissolve, terminate or annul the Trust, nor entitle the legal representatives or heirs of such Person or any Securityholder for such Person, to claim an accounting, take any action or bring any proceeding in any court for a partition or winding up of the arrangements contemplated hereby, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

                SECTION 10.03. AMENDMENT. (a) In addition to amendments contemplated by Section 8.11, this Trust Agreement may be amended from time to time by a majority of the Administrative Trustees, the Property Trustee and the Depositor, without the consent of any Securityholders, (i) to cure any ambiguity, correct or supplement any provision herein or therein which may be inconsistent with any other provision herein or therein, or to make any other provisions with respect to matters or questions arising under this Trust Agreement, (ii) to change the name of the Trust or (iii) to modify, eliminate or add to any provisions of this Trust Agreement to such extent as shall be necessary to ensure that the Trust will not be classified for United States Federal income tax purposes other than as a "grantor trust" at any time that any Trust Securities are outstanding or to ensure the Trust's exemption from the status of an "investment company" under the Investment Company Act; provided, however, that such action shall not adversely affect in any material respect the interests of any Securityholder and, in the case of clause (i), any such amendments of this Trust Agreement shall become effective when notice thereof is given to the Securityholders.

                (b) Except as provided in Sections 6.01(c) and 10.03(c), any provision of this Trust Agreement may be amended by the Administrative Trustees, the Property Trustee and the Depositor with (i) the consent of Holders of Trust Securities representing not less than a majority (based upon Liquidation Amounts) of the Outstanding Trust Securities and (ii) receipt by the Trustees of an Opinion of Counsel to the effect that such amendment or the exercise of any power granted to the Trustees in accordance with such amendment will not affect the Trust's status as a grantor trust for Federal income tax purposes or the Trust's exemption from status as an "investment company" under the Investment Company Act.

                (c) In addition to and notwithstanding any other provision in this Trust Agreement, without the consent of each affected Securityholder, this Trust Agreement may not be amended to (i) adversely change the amount or timing of any Distribution on the Trust Securities or otherwise adversely affect the amount of any Distribution required to be made in respect of the Trust Securities as of a specified date or (ii) restrict the right of a Securityholder to institute suit for the enforcement of any such payment on or after such date.

                (d) Notwithstanding any other provisions of this Trust Agreement, no amendment to this Trust Agreement may be made if, as a result of such amendment, the Trust would not be classified as a "grantor trust" for United States Federal income tax purposes or would to fail or cease to qualify for the exemption from status of an "investment company" under the Investment Company Act afforded by Rule 3a-5 thereunder.

                (e) Notwithstanding anything in this Trust Agreement to the contrary, the Depositor and the Trustees may, but shall not be obligated to, enter into any amendment which imposes any additional obligation on the Depositor or any Trustee or, in the case of the Trustees, which affects any of their respective rights, duties or immunities hereunder.

                (f) In the event that any amendment to this Trust Agreement is made, the Administrative Trustees shall promptly provide to the Depositor a copy of such amendment.

                (g) The Delaware Trustee may join in the execution of any amendment to the Trust Agreement and the Property Trustee and the Delaware Trustee are entitled to rely upon an Opinion of Counsel as conclusive evidence that any amendment to this Trust Agreement entered into pursuant to this Section
10.03 is authorized or permitted by, and conforms to, the terms of this Section 10.03, has been duly authorized by and lawfully executed and delivered on behalf of the other requisite parties, and that it is proper for the Property Trustee under the provisions of this Section 10.03 to accept the additional trusts created thereby and, if so requested, for the Delaware Trustee to join in the execution thereof.

                SECTION 10.04. SEPARABILITY. In case any provision in this Trust Agreement or in the Trust Securities Certificates shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                SECTION 10.05. GOVERNING LAW. THIS TRUST AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF EACH OF THE SECURITYHOLDERS, THE TRUST, THE DEPOSITOR, THE SUBORDINATED NOTES ISSUER, THE TRUST SECURITIES GUARANTOR AND THE TRUSTEES WITH RESPECT TO THIS TRUST AGREEMENT AND THE TRUST SECURITIES SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE (WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES).

                SECTION 10.06. SUCCESSORS. This Trust Agreement shall be binding upon and shall inure to the benefit of any successor to the Depositor, the Trust Securities Guarantor, the Trust or the Relevant Trustees or any of them, including any successor by operation of law.

                SECTION 10.07. INTENTION OF PARTIES.

                It is the intention of the parties hereto that the Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Trust Agreement shall be interpreted in a manner consistent with such classification.

                SECTION 10.08. HEADINGS. The Article and Section headings are for convenience only and shall not affect the construction of this Trust Agreement.

                SECTION 10.09. NOTICE AND DEMAND. Any notice, demand or other communication which by any provision of this Trust Agreement is required or permitted to be given or served to or upon any Securityholder or the Depositor may be given or served in writing by deposit thereof, postage prepaid, in the United States mail, hand delivery or facsimile transmission, in each case, addressed, (i) in the case of a Preferred Trust Securityholder, to such Preferred Trust Securityholder as such Securityholder's name and address may appear on the Securities Register, and (ii) in the case of the Depositor, the Common Securityholder or the Trust Securities Guarantor, to PPL Corporation, Two North Ninth Street, Allentown, Pennsylvania 18101, Attention: Treasurer, facsimile no. 610-774-5106 (until another address is given to the Property Trustee). Such notice, demand or other communication to or upon a Securityholder shall be deemed to have been sufficiently given or made, for all purposes, upon hand delivery, mailing or facsimile transmission.

                Any notice, demand or other communication which by any provision of this Trust Agreement is required or permitted to be given or served to or upon the Trust, the Property Trustee, the Delaware Trustee or the Administrative Trustees shall be given in writing addressed (until another address is given to the other parties hereto) as follows: (i) with respect to the Property Trustee, to The Chase Manhattan Bank, 450 West 33rd Street, 15th Floor, New York, New York 10001, Attention: Institutional Trust Services, (ii) with respect to the Delaware Trustee, to Chase Manhattan Bank USA, National Association, 1201 Market Street, 9th Floor, Wilmington, Delaware 19801, Attention: Corporate Trust Department, with a copy to the Property Trustee at the address set forth in (i) above and (iii) with respect to the Trust or the Administrative Trustees, at the address above for notice to the Depositor, marked "Attention: Administrative Trustees for PPL Capital Funding Trust I". Such notice, demand or other communication to or upon the Trust, the Delaware Trustee or the Property Trustee shall be deemed to have been sufficiently given or made only upon actual receipt of the writing by the Trust, the Delaware Trustee or the Property Trustee.

                SECTION 10.10. AGREEMENT NOT TO PETITION. Each of the Trustees and the Depositor agrees for the benefit of the Securityholders that, until at least one year and one day after the Trust has been terminated in accordance with Article IX, it shall not file, or join in the filing of, a petition against the Trust under any bankruptcy, reorganization, arrangement, insolvency, liquidation or other similar law (including, without limitation, the United States Bankruptcy Code) (collectively, "Bankruptcy Laws") or otherwise join in the commencement of any proceeding against the Trust under any Bankruptcy Law. In the event the Depositor takes action in violation of this Section 10.09, the Property Trustee agrees, for the benefit of Securityholders, that it shall file an answer with the bankruptcy court or otherwise properly contest the filing of such petition by the Depositor against the Trust or the commencement of such action and raise the defense that the Depositor has agreed in writing not to take such action and should be estopped and precluded therefrom and such other defenses, if any, as counsel for the Property Trustee or the Trust may assert. The provisions of this
Section 10.09 shall survive the termination of this Trust Agreement.

                SECTION 10.11. CONFLICT WITH TRUST INDENTURE ACT. (a) This Trust Agreement is subject to the provisions of the Trust Indenture Act that are required or deemed to be part of this Trust Agreement and shall, to the extent applicable, be governed by such provisions.

                (b) The Property Trustee shall be the only Trustee which is a trustee for the purposes of the Trust Indenture Act.

                (c) If any provision hereof limits, qualifies or conflicts with another provision hereof which is required or deemed to be included in this Trust Agreement by any of the provisions of the Trust Indenture Act, such required or deemed provision shall control.

                (d) The application of the Trust Indenture Act to this Trust Agreement shall not affect the nature of the Trust Securities as equity securities representing interests in the Trust.

THE RECEIPT AND ACCEPTANCE OF A TRUST SECURITY OR ANY INTEREST THEREIN BY OR ON BEHALF OF A SECURITYHOLDER, WITHOUT ANY SIGNATURE OR FURTHER MANIFESTATION OF ASSENT, SHALL CONSTITUTE THE UNCONDITIONAL ACCEPTANCE BY THE SECURITYHOLDER AND ALL OTHERS HAVING A BENEFICIAL INTEREST IN SUCH TRUST SECURITY OF ALL THE TERMS AND PROVISIONS OF THIS TRUST AGREEMENT AND THE AGREEMENT OF THE TRUST, SUCH SECURITYHOLDER AND SUCH OTHERS THAT THOSE TERMS AND PROVISIONS SHALL BE BINDING, OPERATIVE AND EFFECTIVE AS BETWEEN THE TRUST AND SUCH SECURITYHOLDER AND SUCH OTHERS.

                SECTION 10.12. COUNTERPARTS. This Trust Agreement may contain more than one counterpart of the signature page and this Trust Agreement may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

                        IN WITNESS WHEREOF, the parties have caused this Amended and Restated Trust Agreement to be duly executed, all as of the day and year first above written.

                               PPL CORPORATION,
                                 as Depositor and Trust Securities Guarantor


                               By:  /s/ James E. Abel
                                    -------------------------------------
                                    Name:  James E. Abel
                                    Title: Vice President-Finance and Treasurer


                               PPL CAPITAL FUNDING, INC.,
                                 as Subordinated Notes Issuer and Common
                                 Securities Holder


                               By:  /s/ James E. Abel
                                    -------------------------------------
                                    Name:  James E. Abel
                                    Title: Treasurer


                               THE CHASE MANHATTAN BANK,
                                 as Property Trustee


                               By:  /s/ Annette M. Marsula
                                    -------------------------------------
                                    Name:  Annette M. Marsula
                                    Title:  Vice President


                               CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION,
                                 as Delaware Trustee


                               By:  /s/ Denis Kelly
                                    -------------------------------------
                                    Name:  Denis Kelly
                                    Title: Assistant Vice President


                                    /s/ James E Abel
                                    -------------------------------------
                                    as Administrative Trustee

                                    /s/ John R. Biggar
                                    -------------------------------------
                                    as Administrative Trustee

                                                                       EXHIBIT A

                              CERTIFICATE OF TRUST
                                       OF
                          PP&L CAPITAL FUNDING TRUST I

                THIS CERTIFICATE OF TRUST of PP&L Capital Funding Trust I (the "Trust"), dated as of September 21, 1999, is being duly executed and filed by the undersigned, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del.C. Section 3801 et seq.).

                1. Name. The name of the business trust formed hereby is PPL Capital Funding Trust I.

                2. Delaware Trustee. The name and business address of the trustee of the Trust with a principal place of business in the State of Delaware are Chase Manhattan Bank Delaware, 1201 Market Street, 9th Floor, Wilmington, Delaware 19801.

                3. Effective Date. This Certificate of Trust shall be effective upon its filing with the Secretary of State of the State of Delaware.

                IN WITNESS WHEREOF, the undersigned, being the only trustees of the Trust, have executed this Certificate of Trust as of the date first above written.

                                    THE CHASE MANHATTAN BANK,
                                    not in its individual capacity but solely as trustee


                                    By:  /s/ Francine Springer
                                         --------------------------------
                                         Name:  Francine Springer
                                         Title: Assistant Vice President


                                    CHASE MANHATTAN BANK DELAWARE
                                    not in its individual capacity but solely as trustee


                                    By:  /s/ Denis Kelly
                                         --------------------------------
                                         Name:  Denis Kelly
                                         Title: Assistant Vice President


                                    /s/ James E. Abel
                                    -------------------------------------
                                    JAMES E. ABEL, not in his individual
                                    capacity but solely as trustee

                            CERTIFICATE OF AMENDMENT

                                       TO

                              CERTIFICATE OF TRUST



          (PURSUANT TO SECTION 3810 OF THE DELAWARE BUSINESS TRUST ACT)



To the Secretary of State

State of Delaware



                It is hereby certified that:

                1. The name of the business trust (hereinafter referred to as the "trust") is PPL Capital Funding Trust I.

                2. Article 1 of the Certificate of Trust of the trust is hereby amended to read as follows:

                         "Name.  The name of the business trust

                         formed hereby is PPL Capital Funding Trust I."

                3.       The undersigned person is a trustee of the trust.

                4. This Certificate of Amendment to Certificate of Trust shall be effective upon its filing with the Secretary of State of the State of Delaware.



Signed on May 22, 2000



                                    /s/ James E. Abel
                                    -------------------------------------
                                    JAMES E. ABEL, not in his individual
                                    capacity but solely as trustee

                              AMENDED AND RESTATED
                              CERTIFICATE OF TRUST
                                       OF
                           PPL CAPITAL FUNDING TRUST I

                This Amended and Restated Certificate of Trust of PPL Capital Funding Trust I (originally known as "PPL Capital Funding Trust I") (the "Trust"), dated as of August 15, 2000, is being duly executed and filed under the Delaware Business Trust Act (12 Del. C. Section 3801, et seq.) (the "Act") by the undersigned, as trustees of the Trust, to amend and restate the Certificate of Trust of the Trust, which was filed with the Secretary of State of the State of Delaware (the "Secretary of State") on September 21, 1999, as amended by the Certificate of Amendment to the Certificate of Trust, which was filed with the Secretary of State on May 23, 2000 (the "Certificate of Trust").

                The Certificate of Trust is hereby amended and restated in its entirety, pursuant to Section 3810(c)(1) of the Act, to read as follows:

                1. Name. The name of the business trust formed hereby is PPL Capital Funding Trust I.

                2. Delaware Trustee. The name and business address of the trustee of the Trust with its principal place of business in the State of Delaware are Chase Manhattan Bank USA, National Association, 1201 Market Street, Wilmington, Delaware, 19801, Attention: Corporate Trust Administration.

                3. Effective Date. This Certificate of Trust shall be effective upon the date and time of filing.

                4. Counterparts. This Certificate of Trust may be executed in one or more counterparts.




                            [SIGNATURE PAGE FOLLOWS]

                IN WITNESS WHEREOF, the undersigned have executed this Certificate of Trust in accordance with Section 3811(a)(2) of the Act.


                                    CHASE MANHATTAN BANK USA, NATIONAL
                                    ASSOCIATION, not in its individual capacity, but solely as trustee



                                    By:  /s/ Denis Kelly
                                         --------------------------------
                                         Name:   Denis Kelly
                                         Title: Assistant Vice President


                                    THE CHASE MANHATTAN BANK, not in its
                                    individual capacity, but solely as trustee



                                    By:  /s/ Robert S. Peschler
                                    -------------------------------------
                                         Name:   Robert S. Peschler
                                         Title: Assistant Vice President



                                    JAMES E. ABEL, not in his individual
                                    capacity, but solely as trustee



                                    /s/ James E. Abel
                                    -------------------------------------

                                                                       EXHIBIT B

                 THIS CERTIFICATE IS NOT TRANSFERABLE EXCEPT AS
                         PROVIDED IN THE TRUST AGREEMENT

             Certificate Number           Number of Common Trust Securities

                    C -


                 Certificate Evidencing Common Trust Securities
                                       of
                           PPL Capital Funding Trust I
                             Common Trust Securities
               (liquidation amount $25 per Common Trust Security)

                PPL Capital Funding Trust I, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that PPL Capital Funding, Inc. (the "Holder") is the registered owner of _____ common securities of the Trust representing undivided beneficial interests in the assets of the Trust and designated the PPL Capital Funding Trust I Common Trust Securities (liquidation amount $25 per Common Trust Security) (the "Common Trust Securities"). Except as permitted by Section 5.10 of the Trust Agreement (as defined below), the Common Trust Securities are not transferable and any attempted transfer hereof shall be void. The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Common Trust Securities are set forth in, and this certificate and the Common Trust Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the Trust dated as of May 9, 2001, as the same may be amended from time to time (the "Trust Agreement"), including the designation of the terms of the Common Trust Securities as set forth therein.

                Capitalized terms used herein but not defined shall have the meaning given them in the Trust Agreement. The holder of this certificate is entitled to the benefits of the Trust Securities Guarantee Agreement of PPL Corporation and The Chase Manhattan Bank, as guarantee trustee, dated as of May 9, 2001, as the same may be amended from time to time, (the "Guarantee") to the extent provided therein. The Trust will furnish a copy of the Trust Agreement and the Guarantee to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

                Upon receipt of this certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereunder.

                By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Subordinated Notes as indebtedness and the Common Trust Securities as evidence of undivided beneficial interests in the assets of the Trust.

                IN WITNESS WHEREOF, an Administrative Trustee of the Trust has executed this certificate for and on behalf of the Trust this ___ day of May, 2001.

                                    PPL Capital Funding Trust I


                                    By:
                                       --------------------------------------
                                       not in his individual capacity,
                                       but solely as Administrative Trustee

                                                                       EXHIBIT C

                                    [Legend]

          Certificate Number           Number of Preferred Trust Securities

                     P-                                   CUSIP NO.



                Certificate Evidencing Preferred Trust Securities

                                       of

                           PPL Capital Funding Trust I

                              [Title of Securities]
              (liquidation amount $25 per Preferred Trust Security)

                PPL Capital Funding Trust I, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that ____________ (the "Holder") is the registered owner of _____ preferred securities of the Trust representing an undivided beneficial interest in the assets of the Trust and designated the PPL Capital Funding Trust I [Title of Securities] (liquidation amount $25 per Preferred Trust Security) (the "Preferred Trust Securities"). The Preferred Trust Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in Section 5.04 or 5.12 of the Trust Agreement (as defined below). The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Trust Securities are set forth in, and this certificate and the Preferred Trust Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the Trust dated as of May 9, 2001, as the same may be amended from time to time (the "Trust Agreement"), including the designation of the terms of the Preferred Trust Securities as set forth therein. Capitalized terms used herein but not defined shall have the meaning given them in the Trust Agreement. The holder of this certificate is entitled to the benefits of the Trust Securities Guarantee Agreement of PPL Corporation and The Chase Manhattan Bank, as guarantee trustee, dated as of May 9, 2001, as the same may be amended from time to time, (the "Guarantee") to the extent provided therein. The Trust will furnish a copy of the Trust Agreement and the Guarantee to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

                Upon receipt of this certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereunder.

                By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Subordinated Notes as indebtedness and the Preferred Trust Securities as evidence of undivided beneficial interests in the assets of the Trust.

                IN WITNESS WHEREOF, one of the Administrative Trustees of the Trust has executed this certificate for and on behalf of the Trust.

Dated:
                                    PPL CAPITAL FUNDING TRUST I


                                    By:
                                        ---------------------------------------
                                        not in his individual capacity, but
                                        solely as Administrative Trustee

Countersigned and Registered:
                                    THE CHASE MANHATTAN BANK,
                                    Transfer Agent and Registrar


                                    By:
                                        --------------------------------------
                                        (Authorized Signature)

                                   ASSIGNMENT

                        FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Trust Security to:

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
(Insert assignee's social security or tax identification number)
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
(Insert address and zip code of assignee)
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
of the Preferred Trust Securities represented by this Certificate and irrevocably appoints
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
attorney to transfer such Preferred Trust Securities Certificate on the books of the Trust. The attorney may substitute another to act for him or her.


Date:  ____________________________

Signature:  ________________________


(Sign exactly as your name appears on the other side of this Preferred Trust Securities Certificate)


Signature:  ________________________


(Sign exactly as your name appears on the other side of this Preferred Trust Securities Certificate)